UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2020

Tallgrass Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	TGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On February 18, 2020, Tallgrass Energy Partners, LP (“TEP”), Tallgrass Energy Finance Corp., a wholly owned subsidiary of TEP (the “Co-Issuer” and together with TEP, the “Issuers”), and certain of TEP’s existing direct and indirect wholly owned subsidiaries (other than the Co-Issuer, the “Guarantors”), entered into a purchase agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”), pursuant to which the Issuers agreed to sell $430,000,000 in aggregate principal amount of the Issuers’ 6.000% Senior Notes due 2027 (the “Notes”), and the Guarantors agreed to provide the guarantees of the Notes. The Notes were offered and sold in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.

Tallgrass Energy, LP (“TGE”) is the managing member of Tallgrass Equity, LLC (“Tallgrass Equity”) and owns approximately 63.75% of the outstanding membership interests of Tallgrass Equity, as of February 12, 2020. TEP is a wholly-owned subsidiary of Tallgrass Equity and its subsidiaries.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Issuers and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act, and customary conditions to closing, obligations of the parties and termination provisions.

The Initial Purchasers and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Initial Purchasers and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for TEP and its affiliates, for which they received or may in the future receive customary fees and expenses. In particular, certain of the Initial Purchasers or their affiliates are agents and/or lenders under TEP’s revolving credit facility. TEP used the net proceeds from the Notes to repay a portion of the outstanding borrowings under TEP’s revolving credit facility, and therefore, affiliates of the Initial Purchasers received a portion of such proceeds.

In addition, as previously announced, on December 16, 2019, TGE and its general partner entered into a definitive Agreement and Plan of Merger (the “Take-Private Merger Agreement”) with Prairie Private Acquiror LP, a Delaware limited partnership (“Buyer”), and Prairie Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer. Pursuant to the Take-Private Merger Agreement and subject to the satisfaction or waiver of certain conditions therein, Buyer will merger with and into TGE, with TGE surviving the merger and continuing to exist as a Delaware limited partnership (the “Take-Private Merger”). Buyer is an affiliate of Blackstone Infrastructure Partners (“BIP”), and BIP effectively controls TGE’s business and affairs through the exercise of the rights of TGE’s general partner. Additionally, BIP’s controlled affiliates collectively held an approximate 44.1% economic interest in TGE as of February 7, 2020.

In connection with the Take-Private Merger, certain affiliates of Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Jefferies LLC and MUFG Securities Americas Inc. are acting as joint lead arrangers and joint bookrunners and an affiliate of Blackstone Advisory Partners L.P. is acting as a co-manager in connection with a term loan to an affiliate of the Buyer. Affiliates of Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. are also acting as financial advisors to an affiliate of Buyer, for which such affiliates of Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. are receiving a fee. Additionally, in connection with the Take-Private Merger, certain affiliates of Credit Suisse Securities (USA) LLC, Blackstone Advisory Partners L.P., Citigroup Global Markets Inc., Jefferies LLC and MUFG Securities Americas Inc. are party to a debt commitment letter with an affiliate of Buyer, pursuant to which the amount of debt financing such affiliates have agreed to provide will be reduced by the amount reborrowed under the TEP revolving credit facility to fund a portion of the consideration of the Take-Private Merger, and for which such affiliates will receive a fee. As such, Blackstone Advisory Partners L.P. is an affiliate of the Buyer and certain other affiliates of Blackstone Advisory Partners L.P. are party to the debt commitment letter and a co-manager for the term loan to Buyer.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

Indenture and Notes

On February 20, 2020, the Issuers, the Guarantors named therein and U.S. Bank National Association, as trustee, entered into an Indenture dated as of February 20, 2020 (the “Indenture”), governing the terms of the Notes. The Notes are general unsecured senior obligations of the Issuers. The Notes are unconditionally guaranteed jointly and severally on a senior unsecured basis by the Guarantors and will be guaranteed by certain of TEP’s future subsidiaries. The Notes rank equal in right of payment with all existing and future senior indebtedness of the Issuers, and senior in right of payment to any future subordinated indebtedness of the Issuers. The Notes are effectively junior to any of TEP’s secured indebtedness, including indebtedness under TEP’s revolving credit facility, to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to all indebtedness and other liabilities of TEP’s subsidiaries and other entities in which TEP owns an equity interest that do not guarantee the Notes.

Interest and Maturity

The Notes will mature on March 1, 2027 and interest on the Notes is payable in cash semi-annually in arrears on each March 1 and September 1, commencing September 1, 2020. Interest will be payable to holders of record on the February 15 and August 15 immediately preceding the related interest payment date, and will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Optional Redemption

At any time prior to March 1, 2023, the Issuers may on one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture, upon not less than 30 or more than 60 days’ notice, at a redemption price of 106.000% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), in an amount not greater than the net cash proceeds of one or more equity offerings by TEP, provided that:

•

at least 65% of the aggregate principal amount of Notes issued under the Indenture (excluding Notes held by TEP and its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

•	the redemption occurs within 180 days of the date of the closing of each such equity offering.

Prior to March 1, 2023, the Issuers may redeem all or part of the Notes, upon not less than 30 or more than 60 days’ notice, at a redemption price equal to the sum of:

•	the principal amount thereof, plus

•	the Make Whole Premium (as defined in the Indenture) at the redemption date, plus

•

accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).

On and after March 1, 2023, the Issuers may redeem all or a part of the Notes, upon not less than 30 or more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on March 1 of the years indicated below:

YEAR	PERCENTAGE
2023	103.000%
2024	101.500%
2025 and thereafter	100.000%

Change of Control

If a Change of Control Triggering Event (as defined in the Indenture) occurs, each holder of Notes may require TEP to repurchase all or a portion of that holder’s Notes for cash at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued but unpaid interest on the notes repurchased, to, but excluding, the date of settlement (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the settlement date).

Certain Covenants

The Indenture contains covenants that, among other things, limit TEP’s ability and the ability of its subsidiaries to: (i) create liens to secure indebtedness; (ii) enter into sale-leaseback transactions; and (iii) consolidate with or merge with or into, or sell substantially all of TEP’s properties to, another person.

Events of Default

Upon a continuing event of default, the trustee or the holders of 25% of the principal amount of the Notes may declare the Notes immediately due and payable, except that a default resulting from a bankruptcy or insolvency with respect to TEP or any subsidiary of TEP that is a Significant Subsidiary (as defined in the Indenture) or any group of its subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of TEP, will automatically cause all Notes to become due and payable. Each of the following constitutes an event of default under the Indenture:

•	default for 30 days in the payment when due of interest on the Notes;

•	default in payment when due of the principal of, or premium, if any, on the Notes;

•

failure by TEP to comply with the covenant relating to consolidations, mergers or transfers of all or substantially all of TEP’s assets or failure by TEP to purchase notes when required pursuant to the change of control provision of the Indenture;

•	failure by TEP for 180 days after notice to comply with its reporting obligations under the Indenture;

•	failure by TEP for 60 days after notice to comply with any of the other agreements in the Indenture;

•

default under any mortgage, indenture or instrument governing any indebtedness for money borrowed or guaranteed by TEP or any of its subsidiaries, if such default: (i) is caused by a failure to pay principal, interest or premium, if any, on said indebtedness within any applicable grace period; or (ii) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of the indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or acceleration of maturity, aggregates $100.0 million or more, subject to a cure provision;

•

failure by TEP or any of its subsidiaries to pay final non-appealeable judgments aggregating in excess of $100.0 million (to the extent not covered by insurance by certain insurers as to which the insurer has not disclaimed coverage), which judgments are not paid, discharged or stayed for a period of 60 days;

•

except as permitted by the Indenture, any guarantee is held in any judicial proceeding to be unenforceable or invalid, or ceases for any reason to be in full force and effect, or any Guarantor, or any person acting on behalf of any Guarantor, denies or disaffirms its obligations under its guarantee; and

•

certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to TEP, or any of TEP’s subsidiaries that is a Significant Subsidiary (as defined in the Indenture) or any group of its subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of TEP.

The foregoing descriptions of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of 6.000% Senior Note, which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Notes, the Indenture and the Purchase Agreement is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction referred to in this material, TGE filed a preliminary proxy statement with the SEC on January 21, 2020, which was amended on February 11, 2020, and intends to file other materials with the SEC, including a proxy statement in a definitive form. TGE also expects to mail or otherwise provide to its shareholders such proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, TGE’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed with the SEC (when available) by TGE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by TGE will be available free of charge on TGE’s website at www.tallgrassenergy.com, in the “Investors” tab near the top of the page, or by contacting TGE’s Investor Relations Department at 1-913-928-6012.

Participants in the Solicitation

TGE and its general partner’s directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of TGE’s general partner may be found in its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and any subsequent statements of changes in beneficial ownership filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Note Concerning Forward-Looking Statements

Disclosures in this Current Report on Form 8-K contain “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K include the pending transactions contemplated by the Take-Private Merger Agreement, the debt financing arrangements for the Take-Private Merger and the payment of certain fees in connection with the Take-Private Merger. Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TGE and its general partner, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TGE with the SEC.

Any forward-looking statement applies only as of the date on which such statement is made and TGE does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1	Purchase Agreement, dated February 18, 2020, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers named therein.

4.1	Indenture, dated as of February 20, 2020, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 6.000% Senior Note (Included as Exhibit A in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

	By:	Tallgrass Energy GP, LLC, its general partner

Date: February 21, 2020	By:	/s/ William R. Moler
William R. Moler
Chief Executive Officer

Exhibit 1.1

$430,000,000

TALLGRASS ENERGY PARTNERS, LP

TALLGRASS ENERGY FINANCE CORP.

6.000% SENIOR NOTES DUE 2027

PURCHASE AGREEMENT

February 18, 2020

CREDIT SUISSE SECURITIES (USA) LLC

As Representative of the several

  Initial Purchasers named in Schedule I attached hereto

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

Ladies and Gentlemen:

Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership”), and Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Co.” and, together with the Partnership, the “Issuers”), propose, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to Credit Suisse Securities (USA) LLC (“Credit Suisse”) and the other several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom Credit Suisse is acting as representative (in such capacity, the “Representative”), $430,000,000 in aggregate principal amount of their 6.000% Senior Notes due 2027 (the “Notes”). The Notes will have terms and provisions that are summarized in the Pricing Disclosure Package and Offering Memorandum (as defined below), and are to be issued pursuant to an Indenture (the “Indenture”) to be entered into among the Issuers, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). The Issuers’ obligations under the Notes, including the due and punctual payment of interest on the Notes, will be unconditionally guaranteed on a senior unsecured basis (the “Guarantees”) by the guarantors listed in Schedule II hereto (collectively the “Guarantors”). As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. This Agreement is to confirm the agreement concerning the purchase of the Notes from the Issuers by the Initial Purchasers.

Tallgrass MLP GP, LLC (the “General Partner”), a Delaware limited liability company, is the general partner of the Partnership. The General Partner, the Partnership, Finance Co. and the Guarantors are referred to collectively herein as the “Partnership Entities.” The Guarantors and Rockies Express Pipeline LLC, a Delaware limited liability company (“REX”), are referred to collectively herein as the “Operating Subsidiaries.”

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1. Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended, and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Securities Act”), in reliance on an exemption pursuant to Section 4(a)(2) under the Securities Act. The Issuers and the Guarantors have prepared a preliminary offering memorandum, dated February 18, 2020 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum and certain other information and an offering memorandum, dated February 18, 2020 (the “Offering Memorandum”), setting forth information regarding the Partnership Entities, the Notes and the Guarantees. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule IV(A) hereto are collectively referred to as the “Pricing Disclosure Package.” The Issuers and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 5:50 p.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the most recent Annual Report on Form 10-K of Tallgrass Energy, LP (f/k/a Tallgrass Energy GP, LP), a Delaware limited partnership (“Tallgrass Energy”), and all documents filed by Tallgrass Energy subsequent to December 31, 2019 with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be. Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed by Tallgrass Energy with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Issuers that you will offer and resell (the “Exempt Resales”) the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. As used herein, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S. Those persons specified in clauses (i) and (ii) are referred to herein as “Eligible Purchasers.”

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2. Representations, Warranties and Agreements of the Issuers and the Guarantors.

Each of the Issuers and the Guarantors, jointly and severally, represent, warrant and agree as follows:

(a) Rule 144A Eligibility. When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuers and the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(b) Registration Exemption. Assuming the accuracy of your representations and warranties in Section 3(b), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.

(c) No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) (each, a “General Solicitation”) was used by the Issuers, the Guarantors, any of their respective affiliates or any of their respective representatives (other than you and your affiliates and representatives (together, your “Related Parties”), as to whom the Issuers and the Guarantors make no representation) in connection with the offer and sale of the Notes.

(d) No Directed Selling Efforts. No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Issuers, the Guarantors or any of their respective representatives (other than you and your Related Parties, as to whom the Issuers and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Issuers, any affiliate of the Issuers and any person acting on its or their behalf (other than you and your Related Parties, as to whom the Issuers and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

(e) Information Requirement. Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of (i) its date (or in the case of the Pricing Disclosure Package, as of the Applicable Time) and (ii) the Closing Date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

(f) No Integration. None of the Issuers or Guarantors, nor any other person acting on behalf of any of the Issuers or Guarantors has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

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(g) No Suspension Order. The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Issuers and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing or suspending the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Partnership, is contemplated.

(h) No Material Misstatements or Omissions in the Offering Memorandum. The Offering Memorandum will not, as of its date or as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Issuers through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(i) No Material Misstatements or Omissions in the Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(j) Free Writing Offering Document. The Issuers have not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representative; any such Free Writing Offering Document, the use of which has been previously consented to by the Initial Purchasers, is listed on Schedule IV.

(k) No Material Misstatements or Omissions in the Free Writing Offering Documents. Each Free Writing Offering Document listed in Schedule IV(B) hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Free Writing Offering Document listed in Schedule IV(B) hereto in reliance upon and in conformity with written information furnished to the Issuers through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e)). The information included in each Free Writing Offering Document listed in Schedule IV(B) hereto does not conflict with the information contained in the Pricing Disclosure Package or to be contained in the Offering Memorandum.

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(l) Exchange Act Reports. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not and will not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) Forward-Looking and Supporting Information. Each of the forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) made by the Issuers and the Guarantors included in or incorporated by reference in the Pricing Disclosure Package and to be made in the Offering Memorandum (and any amendments or supplements thereto) was made or will be made with a reasonable basis and in good faith.

(n) Formation and Qualification of the Partnership Entities. Each of the Partnership Entities has been duly incorporated or formed, as the case may be. Each of the Partnership Entities and REX is validly existing and in good standing as a corporation, limited partnership or limited liability company, as the case may be, under the laws of its jurisdiction of organization (as set forth on Schedule V) and is duly qualified or licensed to do business and in good standing as a foreign corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction (as set forth on Schedule V) in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ or members’ equity or partners’ capital, properties, business or prospects of the Partnership Entities, taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership or stockholders of Finance Co. to any material liability or disability. Each of the Partnership Entities has all corporate, limited partnership or limited liability company power and authority to own or hold its properties and to conduct the businesses as presently conducted in all material respects.

(o) General Partner. The General Partner has, and at the Closing Date will have, full limited liability company power and authority to serve as general partner of the Partnership in all material respects as disclosed in the Pricing Disclosure Package and the Offering Memorandum.

(p) Ownership of the General Partner. Tallgrass Equity, LLC, a Delaware limited liability company (“Tallgrass Equity”), owns a 100% membership interest in the General Partner; such membership interest is duly authorized and validly issued in accordance with the Third Amended and Restated Limited Liability Company Agreement of the General Partner, dated July 26, 2018 (as amended, the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such membership interest is owned free and clear of all liens, encumbrances, security interests, equities, charges or other claims (“Liens”), except for restrictions on transferability that may be imposed by federal or state securities laws or arising under or in connection with the General Partner LLC Agreement.

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(q) Ownership of the General Partner Interest in the Partnership. The General Partner is, and at the Closing Date will be, the sole general partner of the Partnership. The General Partner’s general partner interest in the Partnership (the “General Partner Interest”) has been duly authorized and validly issued in accordance with the Partnership’s Second Amended and Restated Partnership Agreement, dated July 26, 2018 (as amended, the “Partnership Agreement”); and the General Partner owns the General Partner Interest free and clear of all Liens, except for restrictions on transferability that may be imposed by federal or state securities laws or contained in the Partnership Agreement.

(r) Ownership of the Limited Partner Interest in the Partnership. Tallgrass Equity directly and indirectly owns a 100% limited partner interest in the Partnership (the “Limited Partner Interest”); such Limited Partner Interest has been duly authorized and validly issued in accordance with the Partnership Agreement and is fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and Tallgrass Equity directly and indirectly owns the Limited Partner Interest free and clear of all Liens, except for restrictions on transferability that may be imposed by federal or state securities laws or contained in the Partnership Agreement.

(s) Ownership of the Operating Subsidiaries. Other than a 75% membership interest in Rockies Express Pipeline LLC, a Delaware limited liability company (“REX”), the Partnership owns, and at the Closing Date will own, directly or indirectly, 100% of the issued capital stock or membership interests, as applicable, in Finance Co. and in each of the Operating Subsidiaries. The stock or membership interests in Finance Co. and the Operating Subsidiaries owned directly or indirectly by the Partnership have been duly authorized and validly issued in accordance with the bylaws or limited liability company agreement of such entity, as applicable (collectively, and with the Partnership Agreement and the General Partner LLC Agreement, the “Organizational Agreements”), and the certificate of incorporation or certificate of formation of such entity, as applicable (collectively, with the certificate of limited partnership of the Partnership, as amended, the certificate of formation of the General Partner and the Organizational Agreements, the “Organizational Documents”), and are fully paid (to the extent required under such Organizational Documents) and nonassessable (except (i) in the case of an interest in a Delaware limited liability company, as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act and (ii) in the case of an interest in a limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited liability company statute); and are owned, directly or indirectly, by the Partnership, free and clear of all Liens (other than those created by or arising under the Delaware LP Act, the Delaware LLC Act, the Second Amended and Restated Credit Agreement, dated as of June 2, 2017, by and among the Partnership, the syndicate of lenders named therein and Wells Fargo Bank, National Association, as administrative agent and collateral agent (together with any amendment thereto, the “Amended Credit Agreement”), that certain indenture dated as of September 1, 2016, and as supplemented, among the Issuers, the Guarantors and U.S. Bank National Association, as trustee (the “2016 Indenture”), that certain indenture

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dated as of September 15, 2017, and as supplemented, among the Issuers, the Guarantors and U.S. Bank National Association, as trustee (the “2017 Indenture”), that certain indenture dated as of September 26, 2018, and as supplemented, among the Issuers, the Guarantors and U.S. Bank National Association, as trustee (the “2018 Indenture”), the Indenture or restrictions on transferability contained in the Organizational Documents of such entity or as described in the Pricing Disclosure Package and the Offering Memorandum).

(t) No Other Subsidiaries. As of the date hereof, the Partnership does not own directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than Finance Co., and the Operating Subsidiaries and its indirect ownership in BNN West Texas, LLC, a Delaware limited liability company (“BNN West Texas”), BNN Eastern, LLC, a Delaware limited liability company (“BNN Eastern”), CES Holding Company, Inc., a Delaware corporation (“CES”), K & H Partners LLC, a West Virginia limited liability company (“K&H”), Tallgrass Cheyenne Connector Holdings, LLC, a Delaware limited liability company (“Cheyenne Holdings”), Tallgrass Cheyenne Connector Operator, LLC, a Delaware limited liability company (“Cheyenne Operator”), Cheyenne Connector, LLC, a Delaware limited liability company (“Cheyenne Connector”), Cheyenne Connector Pipeline, Inc., a Colorado corporation (“Cheyenne Pipeline”), Plaquemines Liquids Terminal, LLC, a Delaware limited liability company (“PLT”), Deeprock Development, LLC, a Delaware limited liability company (“Deeprock”), BNN Colorado Water, LLC, a Delaware limited liability company, BNN Colorado Water, Inc., a Colorado corporation, Pawnee Terminal, LLC, a Delaware limited liability company (“Pawnee”), Powder River Gateway, LLC, a Delaware limited liability company (“Powder River”), PRG Pipelines, LLC, a Delaware limited liability company (“PRG Pipelines”) and PRG Terminals, LLC, a Delaware limited liability company (“PRG Terminals”); the General Partner does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Partnership and the Operating Subsidiaries and its indirect ownership in Finance Co., BNN West Texas, BNN Eastern, CES, K&H, Cheyenne Holdings, Cheyenne Operator, Cheyenne Connector, Cheyenne Pipeline, PLT, Deeprock, BNN Colorado Water, LLC, BNN Colorado Water, Inc., Pawnee, Powder River, PRG Pipelines and PRG Terminals.

(u) Distribution Restrictions. None of the Operating Subsidiaries are prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or to which it is subject, from paying any distributions to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except for (a) restrictions on distributions under the laws of the Operating Subsidiaries’ jurisdictions of formation or (b) as described in or contemplated by the Amended Credit Agreement, the 2016 Indenture, the 2017 Indenture, the 2018 Indenture, the Indenture, or, with respect to REX, the Amended and Restated Credit Agreement, dated as of November 18, 2019 among REX, as borrower, and the lenders party thereto and Wells Fargo Bank N.A., as administrative agent (the “REX Credit Agreement”), or the Organizational Documents of REX.

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(v) Indenture. Each of the Issuers and Guarantors has all requisite corporate, limited partnership or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by each of the Issuers and Guarantors, and upon its execution and delivery, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will constitute the valid and binding agreement of each of the Issuers and Guarantors, enforceable against each of the Issuers and Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). No qualification of the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales. The Indenture will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(w) Notes. Each of the Issuers has all requisite corporate or limited partnership power and authority, as applicable, to execute, issue, sell and perform its obligations under the Notes. The Notes have been duly authorized by each of the Issuers and, when duly executed by each of the Issuers in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, the Notes will be validly issued and delivered and will constitute valid and binding obligations of each of the Issuers entitled to the benefits of the Indenture, enforceable against each of the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(x) Guarantees. Each of the Guarantors has all requisite limited partnership or limited liability company power and authority, as applicable, to issue and perform its obligations under the Guarantees. The Guarantees have been duly and validly authorized by each of the Guarantors and when the Indenture is duly executed and delivered by each of the parties thereto in accordance with its terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, the Guarantees will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(y) Purchase Agreement. Each of the Issuers and Guarantors has all requisite corporate, limited partnership or limited liability company power and authority, as applicable, to execute and deliver this Agreement and to perform its obligations hereunder. At the Closing Date, all corporate, limited partnership or limited liability company action, as the case may be, required to be taken by the Issuers and the Guarantors or any of their respective stockholders, unitholders, members or partners for the execution and delivery of this Agreement and any other transactions contemplated by this Agreement shall have been validly taken.

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(z) Authorization, Execution and Delivery of the Purchase Agreement. This Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Issuers and Guarantors.

(aa) No Conflicts. None of (i) the issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by the Issuers and the Guarantors of the Notes, the Guarantees, the Indenture and this Agreement, (iii) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and (iv) the consummation of the transactions contemplated hereby and thereby (A) conflicts with or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a change of control or default (or an event that, with notice or lapse of time or both, would constitute such an event) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or is bound or (D) results or will result in the creation or imposition of any Lien (other than Liens arising under or in connection with the Amended Credit Agreement, the 2016 Indenture, the 2017 Indenture, the 2018 Indenture, the Indenture or the REX Credit Agreement) upon any property or assets of any of the Partnership Entities, except in the case of clauses (B), (C) and (D) for any such conflicts, violations, breaches, changes of control, defaults or Liens that, individually or in the aggregate, have not materially impaired and will not materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement.

(bb) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any court, governmental agency or body having jurisdiction over any of the Issuers or Guarantors or any of their properties or assets is required in connection with (i) the issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by the Issuers and the Guarantors of the Notes, the Guarantees, the Indenture and this Agreement, (iii) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and (iv) the consummation of the transactions contemplated hereby and thereby, except (A) for such Consents as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, (B) for such Consents that have been, or prior to the Closing Date will be, obtained or made, (C) for any such Consents the absence or omission of which would not reasonably be expected to materially impair the ability of any of the Issuers or Guarantors to consummate the transactions provided for in this Agreement and (D) as described in the Pricing Disclosure Package and the Offering Memorandum.

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(cc) No Defaults. None of the Partnership Entities is in (i) violation of its Organizational Documents, (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or (iii) breach, default (or an event that, with notice or lapse of time or both, would likely constitute a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, except in the cases of clauses (ii) and (iii) for any such breaches, defaults and violations that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement.

(dd) Financial Statements and XBRL. The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, including but not limited to Rule 3-05 of Regulation S-X, and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods indicated. The summary historical financial and operating data included under the caption “Summary Historical Consolidated Financial and Operating Data” in the Pricing Disclosure Package and the Offering Memorandum is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which they have been derived, except as described therein. The other financial information of the Partnership (or its predecessors for accounting purposes), including non-GAAP financial measures contained in the Pricing Disclosure Package and the Offering Memorandum, has been derived from the accounting records of the Partnership and its subsidiaries or their predecessors for accounting purposes, fairly presents in all material respects the information purported to be shown thereby and complies with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Pricing Disclosure Package and the Offering Memorandum that are not so included as required and the Partnership Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Pricing Disclosure Package and the Offering Memorandum. The interactive data in the eXtensible Business Reporting Language incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ee) Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), who has audited certain financial statements of the Partnership, Tallgrass Energy and REX, whose reports appear in the Pricing Disclosure Package and the Offering Memorandum, was, during the periods covered by such financial statements, (i) an independent registered public accounting firm with respect to Tallgrass Energy as required by the Securities Act and the Public Company Accounting Oversight Board and (ii) an independent auditor with respect to the Partnership and REX as required by the American Institute of Certified Public Accountants. Deloitte & Touche LLP (“Deloitte” and collectively with PwC the “Independent Auditors”),

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who has audited certain financial statements of the Partnership, Tallgrass Energy and REX is (i) an independent registered public accounting firm, with respect to Tallgrass Energy, as required by the Securities Act and the Public Company Accounting Oversight Board and (ii) an independent auditor with respect to the Partnership and REX as required by the American Institute of Certified Public Accountants.

(ff) Internal Controls. The Partnership maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership’s internal controls over financial reporting are effective in all material respects to perform the functions for which they were established. As of the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Deloitte, the Partnership is not aware of any material weaknesses in the internal controls of any Partnership Entity.

(gg) Disclosure Controls and Procedures. Each of the Partnership and Tallgrass Energy has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership and Tallgrass Energy, as applicable, in the reports to be filed or submitted under the Exchange Act is accumulated and communicated to management of the Partnership and Tallgrass Energy, as applicable, including the principal executive officer and principal financial officer of the General Partner, as appropriate, to allow timely decisions regarding required disclosure to be made and (ii) to the extent required by Rule 13a-15 under the Exchange Act, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(hh) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Deloitte, the Partnership has not been advised of or become aware of any fraud, whether or not material, that involves management or other employees of any Partnership Entity who have a significant role in the Partnership Entities’ internal control over financial reporting.

(ii) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of Tallgrass Energy or, to the knowledge of the Partnership, any of the directors or officers of Tallgrass Energy GP, LLC, a Delaware limited liability company and the general partner of Tallgrass Energy, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated in connection therewith or the rules of The New York Stock Exchange, in each case that are effective and applicable to Tallgrass Energy.

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(jj) No Material Changes. Except as described in the Pricing Disclosure Package and the Offering Memorandum (exclusive of any amendment or supplement thereto), since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, no Partnership Entity has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than pursuant to this Agreement), (iii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any transaction not in the ordinary course of business or (v) declared or paid any distribution or dividend on its equity interests, except in each of items (i) through (v) above, as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Disclosure Package and the Offering Memorandum (exclusive of any amendment or supplement thereto), since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, there has not been (A) any change in the capital stock, partnership or limited liability company interests, as applicable, or long-term debt of any of the Partnership Entities or (B) any adverse change in or affecting the condition (financial or otherwise), results of operations, stockholders’ or members’ equity or partners’ capital, properties, management, business or prospects of the Partnership Entities taken as a whole, in the case of each of items A and B above that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(kk) Title to Properties. Each of the Partnership Entities, directly or indirectly, has good and indefeasible title to all real property owned in fee by the Partnership Entities (excluding Rights-of-Way as defined below) and good title to all personal property owned by it, in each case free and clear of all Liens, except (a) as described in the Pricing Disclosure Package and the Offering Memorandum, (b) such as are created under or permitted by the Amended Credit Agreement, the 2016 Indenture, the 2017 Indenture, the 2018 Indenture, the Indenture and the REX Credit Agreement or (c) such as would not reasonably be expected to have a Material Adverse Effect. All assets held under lease by each of the Partnership Entities are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such assets by any of the Partnership Entities as described in the Pricing Disclosure Package and the Offering Memorandum.

(ll) Rights of Way. Each of the Partnership Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “Rights-of-Way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Offering Memorandum, subject to the limitations described in the Pricing Disclosure Package and the Offering Memorandum, if any, except for (i) qualifications, reservations and encumbrances with respect thereto that would not reasonably be expected to have a Material Adverse Effect and (ii) such Rights-of-Way that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has, or at the Closing Date will have, fulfilled and performed, in all material respects, its obligations with respect to such Rights-of-Way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such Rights-of-Way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and none of such Rights-of-Way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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(mm) Permits. Each of the Partnership Entities has such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own its properties and conduct its business in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Partnership Entities has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. No event has occurred that would prevent the Permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such Permit, except for such non-renewals, non-issuances, revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Partnership, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any Permits that, individually or in the aggregate, if subject to an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

(nn) Intellectual Property. Each of the Partnership Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its businesses and has no reason to believe that the conduct of its businesses conflicts with, and has not received any notice of any claim of conflict with, any such rights of others, except in each case as would not reasonably be expected to have a Material Adverse Effect.

(oo) Legal Proceedings. Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property or assets of any of the Partnership Entities is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially impair the ability of any of the Partnership Entities to consummate the transactions provided for in this Agreement; and to the knowledge of the Partnership, no such proceedings are threatened by governmental authorities or others.

(pp) Contracts to be Described or Filed. There are no contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or filed as exhibits to a registration statement of the Partnership pursuant to Item 601 of Regulation S-K that are not described and filed as required. The statements made in the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects. Each such contract and other document is in full force and effect and (assuming that such contracts and

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documents constitute the legal, valid and binding obligation of the other persons party thereto) is valid and enforceable by and against the Partnership Entities, as the case may be, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as would not reasonably be expected to have a Material Adverse Effect. The Partnership has no knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(qq) Insurance. Each of the Partnership Entities has, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is reasonably adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of any of the Partnership Entities are in full force and effect; each of the Partnership Entities is in compliance with the terms of such policies in all material respects; and none of the Partnership Entities has received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance. There are no claims by any of the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause and none of the Partnership Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(rr) Certain Relationships and Related Party Transactions. No relationship, direct or indirect, that would be required to be described in a registration statement of the Partnership pursuant to Item 404 of Regulation S-K, exists between or among any of the Partnership Entities, on the one hand, and any “affiliate,” equity holder, director, manager, officer, customer or supplier of any of the Partnership Entities, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum. There are no outstanding personal loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Partnership Entity to or for the benefit of any of the executive officers, directors or managers of any Partnership Entity or their respective family members.

(ss) No Labor Dispute; No Notice of Labor Law Violations. No labor disturbance by or dispute with the employees of any of the Partnership Entities or Tallgrass Management LLC, a Delaware limited liability company, exists or, to the knowledge of the Partnership, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(tt) Environmental Compliance. Except as described in the Pricing Disclosure Package and the Offering Memorandum, and except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (i) each of the Partnership Entities is in compliance with all laws, statutes, codes, regulations, ordinances, rules, orders, judgments, decrees, permits, authorizations or other approvals or other legal approvals of any

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governmental authority, including without limitation any international, foreign, national, state, provincial, regional or local authority, relating to pollution or the protection of human health or safety (to the extent such health or safety relates to exposure to Hazardous Materials, as defined below), the environment, natural resources, or the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal, arrangement for transport or disposal, or release of hazardous or toxic substances, materials or wastes as such terms are defined under applicable federal or state law, solid wastes as defined under the Federal Resource Conservation and Recovery Act, pollutants, contaminants, petroleum, petroleum derivatives or any fraction thereof, natural gas, natural gas liquids and by-products, asbestos, urea formaldehyde and polychlorinated biphenyls (“Hazardous Materials”) applicable to such entity and/or its respective operations (“Environmental Laws”), which compliance includes, without limitation, obtaining and maintaining, and complying with the terms and conditions of, all permits, authorizations and other approvals issued by governmental authorities or required by Environmental Laws to conduct their respective businesses, (ii) no Partnership Entity has received notice or otherwise has knowledge of any actual or alleged violation of Environmental Laws that has not been resolved, or of any actual or potential liability for, or other obligation concerning the presence, transport, disposal arrangement for transport or disposal, or release of Hazardous Materials. Except as described in the Pricing Disclosure Package and the Offering Memorandum, (x) there are no proceedings that are pending, or known to be contemplated, against any of the Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) none of the Partnership Entities is aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or relating to Hazardous Materials, that could reasonably be expected to have a Material Adverse Effect, and (z) none of the Partnership Entities anticipates material capital expenditures as a result of or in connection with Environmental Laws.

(uu) Tax Returns. The Partnership Entities have filed all U.S. federal income and other material tax returns required to be filed by the Partnership Entities through the date hereof (which tax returns are complete and correct in all material respects), subject to any applicable extensions, and have paid all material taxes required to be paid by the Partnership Entities, except such taxes that are being contested in good faith and adequately provided for in the financial statements included in the Pricing Disclosure Package and the Offering Memorandum, and no material tax deficiency has been determined adversely to any of the Partnership Entities that has not been abated, paid in full, or adequately provided for in the financial statements included in the Pricing Disclosure Package and the Offering Memorandum, nor does the Partnership have any knowledge of any tax deficiencies that have been asserted in writing against the Partnership Entities that could, in the aggregate, reasonably be expected to have a Material Adverse Effect. For the avoidance of doubt, this Section 2(uu) contains the sole and exclusive representations and warranties made with respect to taxes and all tax matters.

(vv) ERISA. (i) There exists no “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) that is subject to Title IV of ERISA or Section 412 of the Code; and (ii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

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(ww) Statistical and Market-Related Data. The statistical and market-related data included in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(xx) Investment Company. None of the Issuers or Guarantors is, and as of the Closing Date, after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(yy) No Brokers. Except as described in the Pricing Disclosure Package and the Offering Memorandum, none of the Issuers or Guarantors is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(zz) Stabilization. The Partnership Entities have not taken, directly or indirectly, any action that has constituted, or that was designed to or could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Notes.

(aaa) Anti-Corruption. None of the Partnership Entities or REX nor, to the knowledge of the Partnership, any director, officer, agent, employee or other person associated with or acting on behalf of any Partnership Entity, has (i) used any of its funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from its funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010 of the United Kingdom; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(bbb) Money Laundering. The operations of the Partnership Entities and REX are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Partnership Entity or REX with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership, threatened.

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(ccc) OFAC. None of the Partnership Entities or REX nor, to the knowledge of the Partnership, any director, officer, agent, employee or affiliate of any of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ddd) No Exchange Act Violations. None of the Partnership Entities has taken, and none of them will take any action that would cause the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), to violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(eee) Solvency. Immediately after the consummation of the Offering (as defined in the Pricing Disclosure Package and the Offering Memorandum), the Partnership Entities, when taken together (the “Consolidated Entity”), will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Consolidated Entity are not less than the total amount required to pay the probable liabilities of the Consolidated Entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Consolidated Entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, the Consolidated Entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the Consolidated Entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Partnership Entities are engaged, and (v) none of the Partnership Entities is a defendant in any civil action that would result in a judgment that such Partnership Entity is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(fff) Registration Rights Disclosed. Except as described in the Pricing Disclosure Package, there are no contracts, agreements or understandings between any of the Partnership Entities and any person granting such person the right to require any of the Partnership Entities to file a registration statement under the Securities Act with respect to any securities of any of the Partnership Entities owned or to be owned by such person or in any securities being registered pursuant to any other registration statement filed by any of the Partnership Entities under the Securities Act.

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(ggg) Cybersecurity. The Partnership Entities’ or their operator’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Partnership as currently conducted, except as would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The Partnership Entities have implemented and maintained, or caused to be implemented and maintained, commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including all personal, personally identifiable, sensitive, confidential or regulated data used in connection with their business, and there have been no known breaches, violations, outages or unauthorized uses of or accesses to same, except for those that would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect, or have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same.

Any certificate signed by any officer of the Issuers or Guarantors and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the Issuers and the Guarantors, jointly and severally, as to matters covered thereby, to each Initial Purchaser.

3. Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.

(a) The Issuers and the Guarantors, jointly and severally hereby agree, on the basis of the representations, warranties, covenants and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Issuers and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 97.01% of the principal amount thereof, the total principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Issuers and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b) Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Issuers that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Issuers, on the basis of the representations, warranties and agreements of the Issuers and the Guarantors, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iii) will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Issuers that they will offer the Notes to Eligible Purchasers at a price initially equal to 98.591% of the principal amount thereof, plus accrued interest thereon, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.

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(c) The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, (ii) any written communication that contains either (x) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (y) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule IV hereto, (iii) the Free Writing Offering Documents listed on Schedule IV hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Issuers in writing, or (v) any written communication relating to or that contains the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum. Each of the Initial Purchasers understands that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c) and 7(d) hereof, counsel to the Issuers and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4. Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Baker Botts L.L.P., 98 San Jacinto Blvd., Suite 1500, Austin, Texas 78701, at 9:00 a.m., New York City time, on February 20, 2020 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Issuers.

The Notes will be delivered to the Initial Purchasers through the facilities of The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Representative at DTC. The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”), registered in the name of Cede & Co. as nominee of DTC, and the Global Notes will be delivered at the closing to the Trustee as custodian for DTC.

5. Agreements of the Issuers and the Guarantors. The Issuers and the Guarantors, jointly and severally, agree with each of the Initial Purchasers as follows:

(a) The Issuers and the Guarantors will furnish to the Initial Purchasers, without charge and in a reasonable time such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

(b) The Issuers and the Guarantors will prepare the Offering Memorandum in a form approved by the Initial Purchasers and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

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(c) The Issuers and the Guarantors consent to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of any of the Issuers or Guarantors or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Issuers and the Guarantors will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers a reasonable number of copies thereof.

(e) None of the Issuers or Guarantors will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representative, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Issuers will give notice thereof to the Initial Purchasers through the Representative and, if requested by the Representative, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith neither of the Issuers shall be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g) For a period commencing on the date hereof and ending on the 45th day after the date of the Offering Memorandum, the Issuers and the Guarantors agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Issuers substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Issuers, or sell or grant options, rights or warrants with respect to such debt securities of the Issuers or securities convertible into or exchangeable for such debt securities of the Issuers, (ii) enter into any swap or other derivatives

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transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Issuers, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Issuers or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of debt securities of the Issuers substantially similar to the Notes or securities convertible, exercisable or exchangeable into debt securities of the Issuers, or (iv) publicly announce an offering of any debt securities of the Issuers substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Representative, on behalf of the Initial Purchasers.

(h) So long as any of the Notes are outstanding, the Issuers and the Guarantors will furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Notes and prospective purchasers of the Notes the information required by Rule 144A(d)(4) under the Securities Act (if any).

(i) The Partnership will apply the net proceeds from the sale of the Notes to be sold hereunder in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(j) The Issuers and the Guarantors will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Notes.

(k) The Issuers and the Guarantors will use their best efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(l) The Issuers and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by any of the Partnership Entities and resold in a transaction registered under the Securities Act.

(m) The Issuers and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

(n) In connection with any offer or sale of the Notes, the Issuers and the Guarantors will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Issuers and the Guarantors make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act), other than any General Solicitation with the prior consent of the Representative and listed on Schedule VI hereto, or any public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with any offer or sale of the Notes and/or (ii) in any directed selling effort with respect to the Notes within the meaning of Regulation S under the Securities Act, and to comply with the offering restrictions requirement of Regulation S of the Securities Act. Before making, preparing, using, authorizing or distributing any General Solicitation, the Issuers will furnish to the Representative a copy of such communication for review and will not make, prepare, use, authorize, approve or distribute such communications to which the Representative reasonably objects.

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(o) The Issuers and the Guarantors agree to comply with all agreements set forth in the representation letters of the Issuers and the Guarantors to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(p) The Issuers and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.

6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers and the Guarantors, jointly and severally, agree, to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, and distribution of the Preliminary Offering Memorandum, any Free Writing Offering Documents and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Partnership Entities’ accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (c) the issuance and delivery by the Issuers of the Notes and by the Guarantors of the Guarantees and any taxes payable in connection therewith; (d) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the approval of the Notes by DTC for “book-entry” transfer; (h) the rating of the Notes; (i) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes and the Guarantees; (j) the investor presentations on any “road show” undertaken in connection with the marketing of the Notes, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Partnership Entities and one-half of the cost of any aircraft chartered in connection with the road show; and (k) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Initial Purchasers and the transportation and other expenses incurred by the Initial Purchasers on their own behalf in connection with the presentation to prospective purchasers of the Notes, including one-half of the cost of any aircraft chartered in connection with the road show.

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7. Conditions to Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Issuers and the Guarantors contained herein, to the performance by the Issuers and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Initial Purchasers shall not have discovered and disclosed to the Issuers on or prior to the Closing Date that the Pricing Disclosure Package, any Free Writing Offering Document or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary in order to make the statements therein (in the case of the Offering Memorandum and the Pricing Disclosure Package, in the light of the circumstances under which such statement were made), not misleading.

(b) All corporate, limited liability company and limited partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Issuers and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c) Baker Botts L.L.P. shall have furnished to the Representative its written opinion, as counsel to the Partnership Entities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form of Exhibit A hereto.

(d) Christopher R. Jones, the General Counsel of the General Partner, shall have furnished to the Representative his written opinion, as general counsel to the Partnership Entities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form of Exhibit B hereto.

(e) Stinson LLP shall have furnished to the Representative its written opinion, as Colorado counsel to the Partnership Entities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, substantially in the form of Exhibit C hereto.

(f) The Representative shall have received from Vinson & Elkins L.L.P., counsel for the Initial Purchasers, such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to the issuance and sale of the Notes, the Guarantees, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Representative may reasonably require, and the Partnership shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

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(g) At the time of execution of this Agreement, the Representative shall have received from PwC a letter, in form and substance satisfactory to the Representative and PwC, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they were for the periods for which they audited the financial statements of Tallgrass Energy, independent public accountants with respect to Tallgrass Energy within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and were in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) confirming that they were, for the periods for which they audited the financial statements of the Partnership and REX, independent auditors with respect to the Partnership and REX within the meaning of the applicable rules and regulations adopted by the American Institute of Certified Public Accountants and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings, as applicable.

(h) At the time of execution of this Agreement, the Representative shall have received from Deloitte a letter, in form and substance satisfactory to the Representative and Deloitte, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants with respect to Tallgrass Energy within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) confirming that they are the independent auditor with respect to the Partnership and REX within the meaning of the applicable rules and regulations adopted by the American Institute of Certified Public Accountants and (iii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information of Tallgrass Energy, the Partnership, REX and their respective subsidiaries included or incorporated by reference in the Pricing Disclosure Package and (iv) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings, as applicable.

(i) With respect to the letter of PwC referred to in Section 7(g) and delivered to the Representative concurrently with the execution of this Agreement (the “PwC Initial Letter”), the Partnership shall have furnished to the Representative a letter of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they were for the periods for which they audited the financial statements of Tallgrass Energy, independent public accountants with respect to Tallgrass Energy within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and were in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) confirming that they were, for the periods for which they audited the financial statements of the Partnership and REX, independent auditors with respect to the Partnership and REX within the meaning of the applicable rules and regulations adopted by the American Institute of Certified Public Accountants, and (iii) confirming in all material respects the conclusions and findings set forth in the PwC Initial Letter.

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(j) With respect to the letter of Deloitte referred to in Section 7(h) and delivered to the Representative concurrently with the execution of this Agreement (the “Deloitte Initial Letter”), the Partnership shall have furnished to the Representative a letter of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants with respect to Tallgrass Energy within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) confirming that they are the independent auditor with respect to the Partnership and REX within the meaning of the applicable rules and regulations adopted by the American Institute of Certified Public Accountants and (iii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Deloitte Initial Letter, and (iv) confirming in all material respects the conclusions and findings set forth in the Deloitte Initial Letter.

(k) Except as described in the Pricing Disclosure Package and the Offering Memorandum (exclusive of any amendment or supplement thereto), (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date, there shall not have been any change in the equity interests or long-term debt of any of the Partnership Entities or any change in or affecting the condition (financial or otherwise), results of operations, stockholders’ or members’ equity or partners’ capital, properties, management, business or prospects of the Partnership Entities, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

(l) The Issuers and Guarantors shall have furnished or caused to be furnished to the Representative dated as of the Closing Date a certificate of the Chief Executive Officer and Chief Financial Officer of the General Partner and the Guarantors, or other officers satisfactory to the Initial Purchasers, including any Executive Vice President, as to such matters as the Representative may reasonably request, including, without limitation, a statement:

(i) That the representations, warranties and agreements of the Issuers and the Guarantors in Section 2 are true and correct on and as of the Closing Date, and the Issuers and the Guarantors have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

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(ii) That they have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain an untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Offering Memorandum; and

(iii) To the effect of Section 7(k) (provided that no representation with respect to the judgment of Representative need be made) and Section 7(m).

(m) Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement, to the extent applicable (i) no downgrading shall have occurred in the rating accorded the Issuers’ debt securities by any “nationally recognized statistical rating organization,” as that term is used by the Commission in Section 15E under the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuers’ debt securities.

(n) The Notes shall be eligible for clearance and settlement through DTC.

(o) Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i)(A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Issuers on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

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(p) On or prior to the Closing Date, the Issuers and the Guarantors shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8. Indemnification and Contribution.

(a) Each of the Issuers and Guarantors hereby agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue statement or alleged untrue statement of a material fact contained in (A) any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by any of the Issuers or Guarantors (or based upon any written information furnished by any of the Issuers or Guarantors) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any materials or information provided to investors by, or with the approval of, any of the Issuers or Guarantors in connection with the marketing of the offering of the Notes, including any “road show” or investor presentations made to investors by the Issuers (whether in person or electronically) (“Marketing Materials”), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Issuers by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Issuers and the Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

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(b) Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless each of the Issuers and Guarantors, their respective officers and employees, each of their respective directors, and each person, if any, who controls any of the Issuers or Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which any of the Issuers, Guarantors or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact required to be stated herein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Issuers by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to any of the Issuers, Guarantors or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraphs (a) or (b) above except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under paragraphs (a) or (b) above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought

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under this Section 8, if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from

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the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Issuers and the Guarantors, as set forth in the table on the cover page of the Offering Memorandum, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Issuers shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Issuers shall also be deemed to have been supplied by the Guarantors. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Notes distributed by it for any damages that such Initial Purchaser has paid or will become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e) The Initial Purchasers severally confirm and the Issuers and the Guarantors acknowledge and agree that the statements with respect to the offering of the Notes by the Initial Purchasers set forth in the section entitled “Plan of Distribution—Stabilization and Short Positions” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to any of the Issuers or Guarantors by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials.

9. Defaulting Initial Purchasers.

(a) If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-

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defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms. In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Issuers that they have so arranged for the purchase of such Notes, or the Issuers notify the non-defaulting Initial Purchasers that they have so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that the non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes that they agreed to purchase on the Closing Date pursuant to the terms of Section 3.

(c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Issuers or the Guarantors, except that each of the Issuers and Guarantors will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Issuers prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(k), (m) or (o) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

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11. Reimbursement of Initial Purchasers’ Expenses. If (i) the Issuers for any reason fail to tender the Notes for delivery to the Initial Purchasers, or (ii) the Initial Purchasers decline to purchase the Notes for any reason permitted under this Agreement (other than Sections 7(o)(i)(A), (o)(ii), (o)(iii) or (o)(iv)), the Issuers and the Guarantors shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Issuers and the Guarantors shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers or pursuant to Section 10 as a result of the occurrence of any of the events listed in Sections 7(o)(i)(A), (o)(ii), (o)(iii) or (o)(iv), the Issuers and the Guarantors shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any of the Initial Purchasers, shall be delivered or sent by hand delivery, mail, overnight courier or facsimile transmission to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: IBCM-Legal, facsimile number: (212) 325-4296, with a copy to Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002, Attention: Sarah K. Morgan (Fax: (713) 615-5234);

(b) if to any of the Issuers or Guarantors, shall be delivered or sent by hand delivery, mail, overnight courier or facsimile transmission to Tallgrass Energy Partners, LP, 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211, Attention: Christopher R. Jones, with a copy to Baker Botts L.L.P., 98 San Jacinto Blvd., Suite 1500, Austin, Texas 78701, Attention: Mollie H. Duckworth (Fax: (512) 322-8362);

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Credit Suisse.

13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Issuers and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of affiliates, directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

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14. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 14:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15. Survival. The respective indemnities and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in Section 8 of this Agreement or made by or on behalf of them, respectively, pursuant to Section 8 of this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. In addition, any covenants or agreements that by their terms are to be performed subsequent to the delivery of and payment for the Notes shall survive such delivery and payment. Except as expressly provided above, all of the parties’ respective representations, warranties, covenants and agreements in this Agreement shall terminate upon the delivery of and payment for the Notes.

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16. Definition of the Terms “Business Day”, “Affiliate”, and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

17. Governing Law & Venue. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Issuers and Guarantors and each of the Initial Purchasers agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection that such party may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.

18. Waiver of Jury Trial. Each of the Issuers and Guarantors and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19. No Fiduciary Duty. The Issuers and the Guarantors acknowledge and agree that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between any of the Issuers or Guarantors and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Issuers and the Guarantors, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Issuers and the Guarantors shall be limited to those duties and obligations specifically stated herein; (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Issuers and the Guarantors; and (e) the Issuers and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Issuers and the Guarantors hereby waive any claims that the Issuers and the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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If the foregoing correctly sets forth the agreement among the Issuers, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ISSUERS:

TALLGRASS ENERGY PARTNERS, LP

By:	Tallgrass MLP GP, LLC,
its general partner

By:	/s/ Gary D. Watkins
Name:	Gary D. Watkins
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

TALLGRASS ENERGY FINANCE CORP.

By:	/s/ Gary D. Watkins
Name:	Gary D. Watkins
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Purchase Agreement]

GUARANTORS:

TALLGRASS MLP OPERATIONS, LLC

TALLGRASS INTERSTATE GAS

        TRANSMISSION, LLC

TALLGRASS MIDSTREAM, LLC

TRAILBLAZER PIPELINE COMPANY LLC

TALLGRASS ENERGY INVESTMENTS, LLC

TALLGRASS PONY EXPRESS PIPELINE, LLC

TEP REX HOLDINGS, LLC

BNN NORTH DAKOTA, LLC

BNN SOUTH TEXAS, LLC

BNN WATER SOLUTIONS, LLC

BNN WESTERN, LLC

BNN REDTAIL, LLC

BNN RECYCLE, LLC

BNN GREAT PLAINS, LLC

ALPHA RECLAIM TECHNOLOGY, LLC

TALLGRASS NATGAS OPERATOR, LLC

TALLGRASS TERMINALS, LLC

TALLGRASS STERLING TERMINAL, LLC

STANCHION ENERGY, LLC

TALLGRASS MIDSTREAM GATHERING, LLC

TALLGRASS PRG HOLDINGS, LLC

TALLGRASS PRG OPERATOR, LLC

TALLGRASS COLORADO PIPELINE, INC.

SEAHORSE PIPELINE, LLC

TALLGRASS PLT OPERATOR, LLC

By:	/s/ Gary D. Watkins
Name:	Gary D. Watkins
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Purchase Agreement]

Accepted:

CREDIT SUISSE SECURITIES (USA) LLC

CITIGROUP GLOBAL MARKETS INC.

BLACKSTONE ADVISORY PARTNERS L.P.

JEFFERIES LLC

MUFG SECURITIES AMERICAS INC.

ABN AMRO SECURITIES (USA) LLC

BARCLAYS CAPITAL INC.

BBVA SECURITIES INC.

ING FINANCIAL MARKETS LLC

PNC CAPITAL MARKETS LLC

RBC CAPITAL MARKETS, LLC

REGIONS SECURITIES LLC

TD SECURITIES (USA) LLC

By:	CREDIT SUISSE SECURITIES (USA) LLC,
as Authorized Representative

By:	/s/ Max Lipkind
Name:	Max Lipkind
Title:	Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE I

Initial Purchasers	Principal Amount of Notes to be Purchased
Credit Suisse Securities (USA) LLC	$80,960,000.00
Citigroup Global Markets Inc.	66,388,000.00
Blackstone Advisory Partners L.P.	56,912,000.00
Jefferies LLC	56,912,000.00
MUFG Securities Americas Inc.	37,932,000.00
ABN AMRO Securities (USA) LLC	16,362,000.00
Barclays Capital Inc.	16,362,000.00
BBVA Securities Inc.	16,362,000.00
ING Financial Markets LLC	16,362,000.00
PNC Capital Markets LLC	16,362,000.00
RBC Capital Markets, LLC	16,362,000.00
Regions Securities LLC	16,362,000.00
TD Securities (USA) LLC	16,362,000.00
Total	$430,000,000

SCHEDULE II

GUARANTORS

Tallgrass Interstate Gas Transmission, LLC

Tallgrass Midstream, LLC

Tallgrass MLP Operations, LLC

Trailblazer Pipeline Company LLC

Tallgrass Energy Investments, LLC

Tallgrass Pony Express Pipeline, LLC

TEP REX Holdings, LLC

BNN South Texas, LLC

BNN Water Solutions, LLC

BNN Western, LLC

BNN Redtail, LLC

BNN Recycle, LLC

BNN Great Plains, LLC

Alpha Reclaim Technology, LLC

Tallgrass NatGas Operator, LLC

Tallgrass Terminals, LLC

Tallgrass Sterling Terminal, LLC

Stanchion Energy, LLC

Tallgrass Midstream Gathering, LLC

BNN North Dakota, LLC

Tallgrass PRG Holdings, LLC

Tallgrass PRG Operator, LLC

Tallgrass Colorado Pipeline, Inc.

Seahorse Pipeline, LLC

Tallgrass PLT Operator, LLC

SCHEDULE III

TALLGRASS ENERGY PARTNERS, LP

TALLGRASS ENERGY FINANCE CORP.

$430,000,000 6.000% Senior Notes due 2027

February 18, 2020

Term Sheet

Term Sheet dated February 18, 2020 to the Preliminary Offering Memorandum dated February 18, 2020 of Tallgrass Energy Partners, LP and Tallgrass Energy Finance Corp. (the “Issuers”). This Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Term Sheet supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Term Sheet but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuers	Tallgrass Energy Partners, LP Tallgrass Energy Finance Corp.

Title of Securities	6.000% Senior Notes due 2027 (the “Notes”)

Guarantors	The Notes will be jointly and severally guaranteed by all existing wholly owned subsidiaries of Tallgrass Energy Partners, LP (other than Tallgrass Energy Finance Corp.) that currently guarantee Tallgrass Energy Partners, LP’s revolving credit facility and by certain future subsidiaries

Aggregate Principal Amount	$430,000,000.00

Gross Proceeds	$423,941,300.00

Distribution	144A/Regulation S, for life

Benchmark Treasury	2.250% due February 15, 2027

Spread to Benchmark Treasury	+477 bps

Maturity Date	March 1, 2027

Issue Price	98.591%, plus accumulated interest, if any, from the Settlement Date

Coupon	6.000%

Yield to Maturity	6.250%

Interest Payment Dates	March 1 and September 1 of each year, beginning on September 1, 2020

Record Dates	February 15 and August 15 of each year

Ratings*	B1 (negative) (Moody’s) / BB- (stable) (S&P) / BB (stable) (Fitch)

Trade Date	February 18, 2020

Settlement Date	February 20, 2020 (T+2)

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to March 1, 2023

Optional Redemption	On or after March 1, 2023, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, on the Notes redeemed during the twelve-month period indicated beginning on March 1 of the years indicated below:

Year	Price
2023	103.000%
2024	101.500%
2025, and thereafter	100.000%

Equity Clawback	Up to 35% prior to March 1, 2023 at 106.000%, plus accrued and unpaid interest

Change of Control	101%, plus accrued and unpaid interest

Joint Book-Running Managers

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

Blackstone Advisory Partners L.P.

Jefferies LLC

MUFG Securities Americas Inc.

ABN AMRO Securities (USA) LLC

Barclays Capital Inc.

BBVA Securities Inc.

ING Financial Markets LLC

PNC Capital Markets LLC

RBC Capital Markets, LLC

Regions Securities LLC

TD Securities (USA) LLC

CUSIP Numbers	Rule 144A: 87470L AG6 Regulation S: U8302L AG3

ISIN Numbers	Rule 144A: US87470LAG68 Regulation S: USU8302LAG33

No PRIIPs KID	Not for retail investors in the EEA. No PRIIPs key information document (KID) has been prepared as not available to retail in EEA.

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimers or notices that may appear on this Term Sheet below the text of this legend are not applicable to this Term Sheet and should be disregarded. Such disclaimers may have been electronically generated as a result of this Term Sheet having been sent via, or posted on, Bloomberg or another electronic mail system.

SCHEDULE IV

A. None.

B. None.

SCHEDULE V

Entity	Jurisdiction of Organization	Foreign Qualifications
Alpha Reclaim Technology, LLC	Texas	—
BNN Great Plains, LLC	Delaware	Wyoming
BNN Redtail, LLC	Delaware	Colorado
BNN Recycle, LLC	Delaware	Colorado
BNN South Texas, LLC	Delaware	Texas
BNN Water Solutions, LLC	Delaware	Colorado, Texas
BNN Western, LLC	Delaware	Colorado
Rockies Express Pipeline LLC	Delaware	Colorado, Illinois, Indiana, Kansas, Missouri, Nebraska, Ohio, Texas, Wyoming
Stanchion Energy, LLC	Delaware	Colorado
Tallgrass Energy Partners, LP	Delaware	—
Tallgrass Energy Finance Corp.	Delaware	—
Tallgrass Interstate Gas Transmission, LLC	Colorado	Kansas, Missouri, Montana, Nebraska, Oklahoma, Texas, Utah, Wyoming
Tallgrass Midstream, LLC	Delaware	Wyoming
Tallgrass MLP GP, LLC	Delaware	—
Tallgrass MLP Operations, LLC	Delaware	Colorado, Kansas, Missouri, Montana, Nebraska, Oklahoma, Texas, Utah, Wyoming
Trailblazer Pipeline Company LLC	Delaware	Colorado, Illinois, Nebraska, Utah
Tallgrass Energy Investments, LLC	Delaware	—
Tallgrass Pony Express Pipeline, LLC	Delaware	Colorado, Kansas, Nebraska, Oklahoma, Wyoming
TEP REX Holdings, LLC	Delaware	—
Tallgrass NatGas Operator, LLC	Delaware	Colorado, Wyoming
Tallgrass Terminals, LLC	Delaware	Colorado
Tallgrass Sterling Terminal, LLC	Delaware	Colorado
Tallgrass Midstream Gathering, LLC	Colorado	Wyoming
BNN North Dakota, LLC	Delaware	North Dakota

Entity	Jurisdiction of Organization	Foreign Qualifications
Tallgrass PRG Holdings, LLC	Delaware	—
Tallgrass PRG Operator, LLC	Delaware	Wyoming
Tallgrass Colorado Pipeline, Inc.	Colorado	—
Seahorse Pipeline, LLC	Delaware	Arkansas, Texas, Louisiana, Oklahoma
Tallgrass PLT Operator, LLC	Delaware	Louisiana

SCHEDULE VI

GENERAL SOLICITATION

None.

Exhibit A

Form of Opinion of Counsel for the Partnership Entities

Baker Botts L.L.P. shall have furnished to the Initial Purchasers its written opinion, as counsel to the Partnership Entities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Credit Suisse Securities (USA) LLC, to the effect that:

1. Each of the Partnership and the General Partner has been duly formed and each of the entities set forth on Schedule I hereto is validly existing as a corporation, limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware or the State of Texas, as the case may be, and is duly qualified to do business and in good standing as a foreign corporation, foreign limited partnership or foreign limited liability company, as the case may be, in each jurisdiction set forth opposite its name on Schedule I hereto. Each of the entities set forth on Schedule I hereto has all requisite corporate, limited partnership or limited liability company power and authority, as the case may be, necessary to own or lease its properties currently owned or leased and to conduct the businesses in which it is currently engaged, in each case in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum;

2. No registration under the Securities Act of the Notes or the Guarantees, and no qualification of the Indenture under the Trust Indenture Act with respect thereto, is required for the sale of the Notes and the Guarantees to you as contemplated hereby or for the initial resale of Notes by you to qualified institutional buyers or non-U.S. persons in the manner contemplated by this Agreement, assuming (i) the accuracy of the Initial Purchasers’ representations and warranties in this Agreement, (ii) the accuracy of the Issuers’ and the Guarantors’ representations and warranties in this Agreement and (iii) the due performance and compliance by the Issuers, the Guarantors and the Initial Purchasers of their respective covenants and agreements set forth in this Agreement; provided, however, that such counsel need not express any opinion as to any subsequent reoffer or resale of the Notes;

3. The General Partner has all requisite limited liability company power and authority to serve as general partner of the Partnership in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum;

4. Tallgrass Equity is the sole member of the General Partner, with a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Tallgrass Equity owns such membership interest free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Tallgrass Equity as debtor is on file in the office of the Secretary of State of the State of Delaware;

Exhibit A-1

5. The General Partner is the sole general partner of the Partnership. The General Partner’s general partner interest in the Partnership (the “General Partner Interest”) has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such General Partner Interest free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware;

6. Tallgrass Equity owns, directly or indirectly, a 100% limited partner interest in the Partnership; such Limited Partner Interest has been duly authorized and validly issued in accordance with the Partnership Agreement and is fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Tallgrass Equity owns, directly or indirectly, the Limited Partner Interest free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Tallgrass Equity as debtor is on file in the office of the Secretary of State of the State of Delaware;

7. Other than a 75% membership interest in REX, the Partnership owns, directly or indirectly, 100% of the issued capital stock or membership interests, as applicable, in Finance Co. and in each of the Operating Subsidiaries other than Tallgrass Interstate Gas Transmission, LLC, a Colorado limited liability company (“TIGT”), Tallgrass Midstream Gathering, LLC, a Colorado limited liability company (“Midstream Gathering”) and Tallgrass Colorado Pipeline, Inc., a Colorado corporation (“Colorado Pipeline,” together with TIGT and Midstream Gathering, the “Delaware/Texas Operating Subsidiaries”). The stock or membership interests in each of the Delaware/Texas Operating Subsidiaries owned directly or indirectly by the Partnership have been duly authorized and validly issued in accordance with the Organizational Documents of the Delaware/Texas Operating Subsidiaries and are fully paid (to the extent required under such Organizational Documents) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act or Section 101.206 of the Texas Business Organizations Code, as applicable); and are owned, directly or indirectly, by the Partnership, free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or the Uniform Commercial Code of the State of Texas, as applicable, naming the Partnership as the debtor is on file in the office of the Secretary of State of the State of Delaware or the office of the Secretary of State of the State of Texas, as applicable (other than those created by or arising under the Amended Credit Agreement);

8. Each of the Issuers has all requisite corporate or limited partnership power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement, the Indenture and the Notes and to issue and sell the Notes. Each Guarantor (other than TIGT, Midstream Gathering and Colorado Pipeline) (the “Delaware/Texas Guarantors”) has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture and the Guarantees;

Exhibit A-2

9. This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Issuers and Delaware/Texas Guarantors;

10. The Indenture has been duly authorized by all necessary corporate or limited partnership action, as applicable, of each of the Issuers, has been duly executed and delivered by each of the Issuers and, assuming the due authorization, execution and delivery thereof by TIGT, Midstream Gathering, Colorado Pipeline and the Trustee, is the legally valid and binding agreement of each of the Issuers, enforceable against each of them in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”);

11. The Indenture has been duly authorized by all necessary limited liability company action of each of the Delaware/Texas Guarantors, and has been duly executed and delivered by each of the Delaware/Texas Guarantors. The Indenture, assuming due authorization, execution and delivery thereof by TIGT, Midstream Gathering, Colorado Pipeline and the Trustee, is the legally valid and binding agreement of each of the Delaware/Texas Guarantors, TIGT, Midstream Gathering and Colorado Pipeline, enforceable against each of Delaware/Texas Guarantors, TIGT, Midstream Gathering and Colorado Pipeline in accordance with its terms; provided that the enforceability thereof is subject to the Enforceability Exceptions;

12. The Notes have been duly authorized by all necessary corporate or limited partnership action, as applicable, of each of the Issuers and, when executed, issued and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Agreement and assuming the due authorization, execution and delivery of the Indenture by the Trustee, will be the legal, valid and binding obligations of each of the Issuers, enforceable against each of them in accordance with their terms except as enforcement thereof may be limited by the Enforceability Exceptions;

13. The Guarantees have been duly authorized by all necessary limited liability company action of each of the Delaware/Texas Guarantors and, assuming each of TIGT, Midstream Gathering and Colorado Pipeline has duly and validly authorized its Guarantee, upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes to the Initial Purchasers contemplated by the Purchase Agreement, the Guarantees will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as enforcement thereof may be limited by the Enforceability Exceptions;

Exhibit A-3

14. The Organizational Agreements of the Partnership Entities (other than TIGT, Midstream Gathering and Colorado Pipeline) (the “Delaware/Texas Partnership Entities”) have been duly authorized, executed and delivered by each of the Delaware/Texas Partnership Entities that are parties thereto, and the Organizational Agreements of the Delaware/Texas Partnership Entities, assuming the due authorization, execution and delivery by the other parties thereto, are valid and legally binding agreements of the Delaware/Texas Partnership Entities that are parties thereto, enforceable against such Delaware/Texas Partnership Entities in accordance with their terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by the Enforceability Exceptions;

15. None of (i) the issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by the Issuers and the Delaware/Texas Guarantors of the Indenture and this Agreement and (iii) the consummation of the transactions contemplated hereby and thereby (A) constitutes or will constitute a violation of the Organizational Documents of any of the Delaware/Texas Partnership Entities, (B) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any agreement or instrument listed on Schedule II hereto (the “Applicable Documents”), (C) violates or will violate any of the DGCL, the Delaware LP Act, the Delaware LLC Act, the Texas Business Organizations Code or federal law, or (D) results or will result in the creation or imposition of any Lien (other than Liens arising under or in connection with the Amended Credit Agreement) upon any property or assets of any of the Partnership Entities under the Applicable Documents, except in the case of clauses (B), (C) and (D) for any such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of any of the Partnership Entities party thereto to consummate the transactions provided for in this Agreement; provided, however, that such counsel need express no opinion in this paragraph 15 with respect to federal or state securities or anti-fraud laws;

16. No consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any Delaware, Texas or federal court, governmental agency or body having jurisdiction over any of any of the Issuers or the Delaware/Texas Guarantors or any of their properties or assets is required in connection with (i) the issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by the Issuers and the Delaware/Texas Guarantors of the Notes, the Guarantees, the Indenture and this Agreement and (iii) the consummation by the Issuers and the Delaware/Texas Guarantors of the transactions contemplated hereby and thereby, subject to the Enforceability Exceptions, except (A) for such Consents as may be required under federal or state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, (B) for such Consents that have been obtained or made, (C) for any such Consents the absence or omission of which would not reasonably be expected to materially impair the ability of any of the Issuers or Delaware/Texas Guarantors to consummate the transactions provided for in this Agreement and (D) as described in the Pricing Disclosure Package and the Offering Memorandum;

17. None of the Issuers or Guarantors is now, or immediately following the sale of the Notes to be sold by the Issuers pursuant to this Agreement and application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds” will be, an “investment company” as defined in the Investment Company Act;

Exhibit A-4

18. The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Indenture, the Notes and the Guarantees, are accurate in all material respects;

19. The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Other Indebtedness,” insofar as they purport to constitute summaries of the terms of contracts and other documents, are accurate in all material respects; and

20. The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain United States Federal Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, are accurate in all material respects, subject to the qualifications, assumptions and limitations set forth therein.

In rendering the opinion expressed in paragraph 1 above as it relates to the due formation of each of the Partnership and the General Partner, we have relied solely upon the certificates from the Secretary of State of the State of Delaware. In rendering the opinion expressed in paragraph 1 above as it relates to the valid existence and good standing of the entities set forth on Schedule I hereto under the laws of the State of Delaware or the State of Texas, as applicable, such counsel may rely solely upon certificates from the Secretary of State of the State of Delaware or Secretary of State of the State of Texas, as applicable. In rendering the opinion expressed in paragraph 1 above as it relates to the due qualification to transact business and good standing as a foreign limited partnership, foreign limited liability company or corporation, as the case may be, of the Delaware/Texas Partnership Entities, in the jurisdictions listed on Schedule I hereto, such counsel may rely solely upon certificates as of a recent date from public officials of such states.

In rendering the opinions expressed in paragraphs 4, 5, 6 and 7 above as they relate to the existence of any Lien for which a financing statement under the Uniform Commercial Code is on file, such counsel may rely solely upon such counsel’s review of reports, dated as of recent dates, prepared by Registered Agent Solutions, Inc., purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware, naming Tallgrass Equity, the General Partner, the Partnership, Tallgrass Operations or Tallgrass MLP Operations, as applicable, as debtors.

In addition, such counsel does not express any opinion with respect to (A) any permits or title to own or operate any real or personal property, (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject or (C) any matters which require the performance of a mathematical calculation or the making of a financial or accounting determination.

In addition, such counsel shall make statements to the following effect:

Exhibit A-5

We have reviewed the Pricing Disclosure Package and the Offering Memorandum and have participated in conferences with officers and other representatives of the Partnership Entities, with representatives of the Partnership’s independent registered public accounting firm, with your representatives and your counsel, at which the contents of the Pricing Disclosure Package, the Offering Memorandum and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Pricing Disclosure Package or the Offering Memorandum, and we have not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Offering Memorandum involve matters of a non-legal nature. Accordingly, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Pricing Disclosure Package and the Offering Memorandum (except to the extent stated in paragraphs 18, 19 and 20 above). Subject to the foregoing and on the basis of the information we gained in the course of performing the services referred to above, we advise you that nothing came to our attention that caused us to believe that:

(a) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) the Offering Memorandum, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case we have not been asked to, and do not express any belief with respect to (i) the financial statements and schedules or other financial, accounting or reserve information contained or included or incorporated by reference therein or omitted therefrom or (ii) representations and warranties and other statements of fact contained in the exhibits to the documents incorporated by reference therein.

The opinions set forth above are limited in all respects to matters governed by federal law, the laws of the State of New York, the Texas Limited Liability Company Act, the Delaware LP Act, the Delaware General Corporation Law and the Delaware LLC Act, in each case published and in effect on the date hereof, and we express no opinion as to any other laws.

The Trustee may rely on our opinions in paragraphs 1, 8, 10, 11, 12 and 13 above as if this letter had been addressed to it. Otherwise, we are furnishing this letter to the Initial Purchasers solely for their use in connection with the transactions consummated on the date hereof pursuant to the Purchase Agreement, and this letter may not be relied upon by any other person or for any other purpose. This letter speaks as of the date hereof, and we disclaim any obligation to update this letter.

Exhibit A-6

SCHEDULE I

Entity	Jurisdiction of Organization	Foreign Qualifications
Alpha Reclaim Technology, LLC	Texas	—
BNN Great Plains, LLC	Delaware	Wyoming
BNN Redtail, LLC	Delaware	Colorado
BNN Recycle, LLC	Delaware	Colorado
BNN South Texas, LLC	Delaware	Texas
BNN Water Solutions, LLC	Delaware	Colorado, Texas
BNN Western, LLC	Delaware	Colorado
Rockies Express Pipeline LLC	Delaware	Colorado, Illinois, Indiana, Kansas, Missouri, Nebraska, Ohio, Texas, Wyoming
Stanchion Energy, LLC	Delaware	Colorado
Tallgrass Energy Partners, LP	Delaware	—
Tallgrass Energy Finance Corp.	Delaware	—
Tallgrass Midstream, LLC	Delaware	Wyoming
Tallgrass MLP GP, LLC	Delaware	—
Tallgrass MLP Operations, LLC	Delaware	Colorado, Kansas, Missouri, Montana, Nebraska, Oklahoma, Texas, Utah, Wyoming
Trailblazer Pipeline Company LLC	Delaware	Colorado, Illinois, Nebraska, Utah
Tallgrass Energy Investments, LLC	Delaware	—
Tallgrass Pony Express Pipeline, LLC	Delaware	Colorado, Kansas, Nebraska, Oklahoma, Wyoming
TEP REX Holdings, LLC	Delaware	—
Tallgrass NatGas Operator, LLC	Delaware	Colorado, Wyoming
Tallgrass Terminals, LLC	Delaware	Colorado

Exhibit A-7

Entity	Jurisdiction of Organization	Foreign Qualifications
Tallgrass Sterling Terminal, LLC	Delaware	Colorado
BNN North Dakota, LLC	Delaware	North Dakota
Tallgrass PRG Holdings, LLC	Delaware	—
Tallgrass PRG Operator, LLC	Delaware	Wyoming
Seahorse Pipeline, LLC	Delaware	Arkansas, Texas, Louisiana, Oklahoma
Tallgrass PLT Operator, LLC	Delaware	Louisiana

Exhibit A-8

SCHEDULE II

1.

Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC, dated effective as of January 1, 2010, between TEP REX Holdings, LLC (with respect to the 50% membership interest originally held by Kinder Morgan W2E Pipeline LLC and the 25% membership interest originally held by P & S Project I, LLC) and Phillips 66 Company (with respect to the 25% membership interest originally held by COPREX LLC)

2.

Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC, dated effective as of November 13, 2012, between TEP REX Holdings, LLC (with respect to the 50% membership interest originally held by Kinder Morgan W2E Pipeline LLC and the 25% membership interest originally held by P & S Project I, LLC) and Phillips 66 Company (with respect to the 25% membership interest originally held by COPREX LLC)

3.

Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement, dated effective as of May 5, 2016, between TEP REX Holdings, LLC (with respect to the 50% membership interest originally held by Kinder Morgan W2E Pipeline LLC and the 25% membership interest originally held by P & S Project I, LLC) and Phillips 66 Company (with respect to the 25% membership interest originally held by COPREX LLC)

4.

Indenture, dated September 1, 2016, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee (the “2016 Indenture”)

5.

Supplemental Indenture to the 2016 Indenture, dated February 27, 2019, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee

6.

Indenture, dated September 15, 2017, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee (the “2017 Indenture”)

7.

Supplemental Indenture to the 2017 Indenture, dated February 27, 2019, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee

8.

Indenture, dated September 26, 2018, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee (the “2018 Indenture”)

9.

Supplemental Indenture to the 2018 Indenture, dated February 27, 2019, among Tallgrass Energy Partners, LP, Tallgrass Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee

Exhibit A-9

10.

Second Amended and Restated Credit Agreement, dated June 2, 2017, by and among Tallgrass Energy Partners, LP, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and a syndicate of lenders named therein

11.

Amendment No. 1 to Second Amended and Restated Credit Agreement, dated July 26, 2018, by and among Tallgrass Energy Partners, LP, Wells Fargo Bank, National Association, as administrative agent, and a syndicate of lenders named therein

12.

Consent and Amendment No. 2 to Second Amended and Restated Credit Agreement, dated February 22, 2019, by and among Tallgrass Energy Partners, LP, the subsidiary guarantors named therein, Wells Fargo Bank, National Association, as administrative agent, and the required lenders named therein.

13.

Agreement and Plan of Merger, dated February 7, 2018, by and among Tallgrass Energy GP, LP, Tallgrass Development, LP, Tallgrass Equity, LLC, Tallgrass Development Holdings, LLC and Tallgrass Energy Holdings, LLC

14.	Agreement and Plan of Merger, dated March 26, 2018, by and among Tallgrass Energy GP, LP, Tallgrass Equity, LLC, Razor Merger Sub, LLC, Tallgrass Energy Partners, LP and Tallgrass MLP GP, LLC

15.	Agreement and Plan of Merger, dated December 16, 2019, by and among Tallgrass Energy, LP, Tallgrass Energy GP, LLC, Prairie Private Acquiror LP and Prairie Merger Sub LLC

Exhibit A-10

Exhibit B

Form of Opinion of General Counsel to the Partnership Entities

Christopher R. Jones shall have furnished to the Initial Purchasers his written opinion, as general counsel to the Partnership Entities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Credit Suisse Securities (USA) LLC, to the effect that:

1. Legal Proceedings. To the knowledge of such counsel, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be described in, or incorporated by reference into, the Pricing Disclosure Package or the Offering Memorandum but are not so described, or incorporated by reference into, in each case as required by the Securities Act;

2. Contracts to be Described or Filed. To the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments to which any of the Partnership Entities is a party that would be required to be described in a registration statement filed under the Securities Act or filed as exhibits to a registration statement of the Partnership pursuant to Item 601 of Regulation S-K that have not been described in, or incorporated by reference into, the Pricing Disclosure Package and the Offering Memorandum; and

3. No Conflicts. None of the issuance and sale of the Notes and the Guarantees, the execution, delivery and performance by the Issuers and the Guarantors of the Indenture and this Agreement and the consummation of the transactions contemplated hereby and thereby, violates or will violate any order, judgment, decree, or injunction known to such counsel to which any of the Partnership Entities is a party or any of their property or assets is subject, to the knowledge of such counsel, constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any agreement or other instrument to which a Partnership Entity is a party (excluding for purposes of this clause 3 of this opinion those agreements and instruments filed or incorporated by reference as an exhibit to Tallgrass Energy’s Annual Report on Form 10-K for the year ended December 31, 2019 and any of Tallgrass Energy’s Current Reports on Form 8-K filed with the Commission since December 31, 2019) (collectively, the “Applicable Agreements”), or to the knowledge of such counsel, results or will result in the creation or imposition of any Lien upon any property or assets of the Partnership Entities under any Applicable Agreement, except for any such violations, breaches, defaults or Liens that, individually or in the aggregate, are not reasonably likely to materially impair the ability of the Partnership to consummate the transactions provided for in this Agreement.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that its opinion is limited to matters governed by the laws of the State of Kansas.

Exhibit B-1

In addition, such counsel shall make statements to the following effect:

I have reviewed the Pricing Disclosure Package and the Offering Memorandum and I or my representatives have participated in conferences with officers and other representatives of the Partnership Entities, with representatives of the Partnership’s independent registered public accounting firm, and with your representatives and your counsel, at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed. I have not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Offering Memorandum involve matters of a non-legal nature. Accordingly, I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Pricing Disclosure Package and the Offering Memorandum (except to the extent stated in paragraph 1). Subject to the foregoing and on the basis of the information I gained in the course of performing the services referred to above, I advise you that nothing came to my attention that caused me to believe that:

(a) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) the Offering Memorandum, as of its date or as of the Closing Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case I have not been asked to, and do not express any belief with respect to (i) the financial statements and schedules or other financial, accounting or reserve information contained or included or incorporated by reference therein or omitted therefrom or (ii) representations and warranties and other statements of fact contained in the exhibits to the documents incorporated by reference therein.

Exhibit B-2

Exhibit C

Form of Opinion of Colorado Counsel to the Partnership Entities

Stinson LLP shall have furnished to the Initial Purchasers its written opinion, as Colorado counsel to the Partnership Entities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Credit Suisse Securities (USA) LLC, to the effect that:

(a) Formation and Qualification. Each of TIGT and Midstream Gathering is each validly existing and in good standing as a limited liability company under the laws of the State of Colorado. Colorado Pipeline is validly existing and in good standing as a corporation under the laws of the State of Colorado. Each of TIGT and Midstream Gathering is duly qualified to do business or in good standing as a foreign limited liability company, as the case may be, in each jurisdiction set forth opposite its name on Schedule I hereto. Each of TIGT and Midstream Gathering has all limited liability company power and authority necessary to own or hold its properties currently owned or leased to it and to conduct the businesses in which it is currently engaged as described in the Pricing Disclosure Package and the Offering Memorandum, in each case in all material respects. Colorado Pipeline has all corporate power and authority necessary to own or hold its properties currently owned or leased to it and to conduct the businesses in which it is currently engaged as described in the Pricing Disclosure Package and the Offering Memorandum, in each case in all material respects;

(b) Ownership of TIGT. Tallgrass MLP Operations owns, of record, all of the outstanding membership interests in TIGT; and such membership interests have been duly authorized and validly issued in accordance with the TIGT LLC Agreement. Under the Colorado Limited Liability Company Act, C.R.S. §§ 7-80-101 et seq. (the “Colorado LLC Act”), no member of TIGT has any obligation to make further payments for its purchase of membership interests in TIGT or contributions to TIGT solely by reason of such member’s status as a member of TIGT, except for such member’s obligation to repay any funds wrongfully distributed to it;

(c) Ownership of Midstream Gathering. Tallgrass Midstream owns, of record, all of the outstanding membership interests in Midstream Gathering; and such membership interests have been duly authorized and validly issued in accordance with the Midstream Gathering LLC Agreement. Under the Colorado Limited Liability Company Act, C.R.S. §§ 7-80-101 et seq. (the “Colorado LLC Act”), no member of Midstream Gathering has any obligation to make further payments for its purchase of membership interests in TIGT or contributions to Midstream Gathering solely by reason of such member’s status as a member of Midstream Gathering, except for such member’s obligation to repay any funds wrongfully distributed to it;

(d) Ownership of Colorado Pipeline. MLP Operations and Pony Express collectively own, of record, all of the issued and outstanding shares of common stock in Colorado Pipeline; and such shares have been duly authorized, validly issued and are fully paid and non-assessable;

Exhibit C-1

(e) Authority and Authorization. Each of TIGT and Midstream Gathering has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture and the Guarantees. Colorado Pipeline has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture and the Guarantees;

(f) Authorization, Execution and Delivery of the Purchase Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of TIGT, Midstream Gathering and Colorado Pipeline;

(g) Authorization, Execution and Delivery of the Indenture. Subject to customary assumptions and qualifications, the Indenture has been duly authorized by all necessary limited liability company action of TIGT and Midstream Gathering, and has been duly executed and delivered by TIGT and Midstream Gathering. The Indenture has been duly authorized by all necessary corporate action of Colorado Pipeline, and has been duly executed and delivered by Colorado Pipeline;

(h) Enforceability of Organizational Documents. The TIGT LLC Agreement has been duly authorized, executed and delivered by TIGT. The Midstream Gathering LLC Agreement has been duly authorized, executed and delivered by Midstream Gathering. The TIGT LLC Agreement is a valid and legally binding agreement of TIGT, enforceable against TIGT in accordance with its terms. The Midstream Gathering LLC Agreement is a valid and legally binding agreement of Midstream Gathering, enforceable against Midstream Gathering in accordance with its terms;

(i) No Conflicts. None of (i) the issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by the Issuers and the Guarantors of the Notes, the Guarantees, the Indenture and this Agreement, (ii) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and (iii) the consummation of the transactions contemplated hereby and thereby constitutes or will constitute a violation of the TIGT Governing Documents, the Midstream Gathering Governing Documents, the Colorado Pipeline Governing Documents, the Colorado LLC Act or the Colorado Business Corporations Act, in each case, except for any such violations that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of any of the Partnership Entities to consummate any transactions provided for in this Agreement; and

(j) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any Colorado court, governmental agency or body having jurisdiction over each of TIGT, Midstream Gathering or Colorado Pipeline or any of their properties or assets is required under the Colorado LLC Act or the Colorado Business Corporations Act in connection with (i) the issue and sale of the Notes and the Guarantees, (ii) the execution, delivery and performance by the Issuers and the Guarantors of the Notes, the Guarantees, the Indenture and this Agreement, (iii) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and (iv) the consummation of the transactions contemplated hereby and thereby, except (A) for such Consents as may be

Exhibit C-2

required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, (B) for such Consents that have been obtained or made, (C) for any such Consents the absence or omission of which would not reasonably be expected to materially impair the ability of any of the Issuers or Guarantors to consummate the transactions provided for in this Agreement and (D) as described in the Pricing Disclosure Package and the Offering Memorandum.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by Applicable Colorado Law, (iv) with respect to the opinions expressed as to the valid existence and good standing of each of TIGT, Midstream Gathering and Colorado Pipeline in the State of Colorado and as to its good standing or qualification as a foreign limited liability company or corporation, as applicable, state that such opinions are based upon, as applicable, a certificate of good standing provided by the Secretary of State of the State of Colorado and certificates of good standing or foreign qualification provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to counsel to the Initial Purchasers), (v) define TIGT Governing Documents as the articles of organization of TIGT, as amended to date, and the TIGT LLC Agreement, (vi) define Midstream Gathering Governing Documents as the articles of organization of Midstream Gathering, as amended to date, and the Midstream Gathering LLC Agreement, (vii) define the Colorado Pipeline Governing Documents as the certificate of incorporation of Colorado Pipeline, as amended to date, and the bylaws of Colorado Pipeline, (viii) define Applicable Colorado Law to mean those statutes, rules and regulations of the State of Colorado which, based upon such counsel’s scope of representation of and its experience with TIGT, Midstream Gathering and Colorado Pipeline, such counsel reasonably recognizes, in the exercise of customary professional diligence, as applicable to TIGT, Midstream Gathering and Colorado Pipeline and to general business entities, which are not engaged in regulated business activities, (ix) with respect any opinion regarding the enforceability of any agreement to which a Partnership Entity is a party, assume that such agreement is enforceable against all other parties thereto (other than any Partnership Entity), (x) state that such counsel expresses no opinion with respect to (A) any permits to own or operate any real or personal property, (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities (including TIGT, Midstream Gathering and Colorado Pipeline) may be subject, or (C) securities laws, including Blue Sky laws, and other anti-fraud laws, and (xi) state that the opinions expressed therein are subject to other assumptions, qualifications and limitations (including, without limitation, a Practical Realization Limitation) that are customarily made by such counsel in similar opinion letters, and are acceptable to the Representative in its reasonable discretion. For purposes hereof, a “Practical Realization Limitation” means a qualification regarding the enforceability of one or more reviewed agreements (a Reviewed Agreement) in substantially the following form: “In addition to the other qualifications set forth in this opinion letter regarding the enforceability of a Reviewed Agreement, certain waivers, procedures, remedies and other provisions of the Reviewed Agreements may be rendered unenforceable or limited by certain laws, regulations or judicial decisions, but such laws, regulations and judicial decisions would not render any Reviewed Agreement invalid as a whole

Exhibit C-3

and would not make the remedies available under the Reviewed Agreements, taken as a whole, inadequate for the practical realization of the principal rights and benefits purported to be afforded thereby, except for the economic consequences of any judicial, administrative or other delay or procedure which may be imposed by applicable law.”

Exhibit C-4

SCHEDULE I

Entity	Foreign Qualifications
Tallgrass Interstate Gas Transmission, LLC	Kansas, Missouri, Montana, Nebraska, Oklahoma, Texas, Utah, Wyoming
Tallgrass Midstream Gathering, LLC	Wyoming
Tallgrass Colorado Pipeline, Inc.	—

Exhibit C-5

Exhibit 4.1

TALLGRASS ENERGY PARTNERS, LP,

TALLGRASS ENERGY FINANCE CORP.

AND

EACH OF THE GUARANTORS PARTY HERETO

6.000% SENIOR NOTES DUE 2027

INDENTURE

Dated as of February 20, 2020

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

i

EXHIBITS

Exhibit A	FORM OF NOTE
Exhibit B	FORM OF CERTIFICATE OF TRANSFER
Exhibit C	FORM OF CERTIFICATE OF EXCHANGE
Exhibit D	FORM OF CERTIFICATE FROM ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR
Exhibit E	FORM OF NOTATION OF SUBSIDIARY GUARANTEE
Exhibit F	FORM OF SUPPLEMENTAL INDENTURE

THIS INDENTURE dated as of February 20, 2020 is among Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the Guarantors (as defined) party hereto and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

The Issuers, the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the 6.000% Senior Notes due 2027 (the “Notes”):

ARTICLE 1

DEFINITIONS AND INCORPORATION

BY REFERENCE

Section 1.01 Definitions.

“144A Global Note” means a Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 144A.

“Additional Notes” means additional Notes (other than the Initial Notes) issued under this Indenture in accordance with Section 2.02 hereof, as part of the same series as the Initial Notes.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agent” means any Registrar or Paying Agent.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

“Attributable Indebtedness,” when used with respect to any Sale-leaseback Transaction, means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the lesser of the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the amount determined assuming no such termination.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” have correlative meanings.

“Board of Directors” means:

(1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

(2) with respect to a limited partnership, the board of directors or other governing body of such limited partnership’s general partner or, if such general partner is itself a limited partnership, then the board of directors or other governing body of its general partner;

(3) with respect to a limited liability company, the board of managers or directors, the managing member or members or any controlling committee of managing members thereof; and

(4) with respect to any other Person, the board or committee of such Person serving a similar function.

As of the Issue Date, the Board of Directors of the Company shall be Tallgrass Equity, the sole member of the General Partner.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York or another place of payment are authorized or required by law to close.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets (including Capital Stock of the Subsidiaries) of the Company and its Subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than a Subsidiary or a Qualifying Owner;

(2) the adoption of a plan relating to the liquidation or dissolution of the Company or removal of the General Partner by the limited partners of the Company; or

(3) the consummation of any transaction (including any merger or consolidation), in one or a series of related transactions, the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), excluding the Qualifying Owners, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Company, measured by voting power rather than number of shares, units or the like, other than any merger or consolidation in which the Voting Stock of the Company outstanding immediately prior to the transaction, collectively, is exchanged or converted into more than 50% of the Voting Stock of the surviving entity or any parent thereof.

Notwithstanding the preceding, a conversion of the Company or any of its Subsidiaries from a limited partnership, corporation, limited liability company or other form of entity to a limited liability company, corporation, limited partnership or other form of entity or an exchange of all of the outstanding Equity Interests in one form of entity for Equity Interests in another form of entity shall not constitute a Change of Control, so long as following such conversion or exchange the “persons” (as that term is used in Section 13(d)(3) of the Exchange Act) who Beneficially Owned the Capital Stock of the Company immediately prior to such transactions continue to Beneficially Own in the aggregate more than 50% of the Voting Stock of such entity or any parent thereof, or continue to Beneficially Own sufficient Equity Interests in such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity or its general partner or any parent thereof, as applicable, and, in either case no “person,” other than a Qualifying Owner, Beneficially Owns more than 50% of the Voting Stock of such entity or its general partner or any parent thereof, as applicable.

“Change of Control Triggering Event” means the occurrence of a Change of Control that is accompanied or followed by a downgrade by one or more gradations (including gradations within ratings categories as well as between ratings categories) or withdrawal of the rating of the Notes within the Ratings Decline Period by all three of the Rating Agencies, as a result of which the rating of the Notes on any day during such Ratings Decline Period is below the rating by each Rating Agency in effect immediately preceding the first public announcement of the Change of Control (or occurrence thereof if such Change of Control occurs prior to public announcement).

“Clearstream” means Clearstream Banking, societe anonyme and its successors.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” or “SEC” means the Securities and Exchange Commission.

“Company” means Tallgrass Energy Partners, LP, a Delaware limited partnership, and any and all successors thereto.

“Consolidated Net Tangible Assets” means, with respect to any Person at any date of determination, the aggregate amount of total assets included in such Person’s most recent quarterly or annual consolidated balance sheet prepared in accordance with GAAP less applicable reserves reflected in such balance sheet, after (i) adding the aggregate incremental amount of total assets that would have resulted from an acquisition of assets from an Affiliate that is accounted for as a pooling had it been accounted for using purchase accounting and (ii) deducting the following amounts: (a) all current liabilities reflected in such balance sheet, and (b) all operating lease assets, goodwill, trademarks, patents, unamortized debt discounts and expenses and other like intangibles reflected in such balance sheet.

“Corporate Trust Office of the Trustee” will be at the address of the Trustee specified in Section 12.02 hereof (except with respect to payments on the Notes and any exchange, transfer or surrender of the Notes, in which case this address will be U.S. Bank National Association, 100 Wall Street, Suite 1600, New York, New York 10005) or such other address as to which the Trustee may give notice to the Issuers.

“Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of June 2, 2017, among the Company, Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent, and the other lenders party thereto, as amended as of July 26, 2018 and as further amended February 22, 2019, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection with the foregoing, and in each case as further amended, restated, modified, renewed, refunded, replaced or refinanced from time to time.

“Credit Facilities” means one or more debt facilities (including the Credit Agreement), commercial paper facilities, loan agreements, indentures or other financing agreements in each case with banks or other institutional lenders or investors providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), debt securities or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time, including any agreement restructuring all or any portion of the indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof.

“Custodian” means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

“Customary Recourse Exceptions” means, with respect to any Non-Recourse Debt of a Non-Recourse Subsidiary or Joint Venture, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for the voluntary bankruptcy of such Non-Recourse Subsidiary or Joint Venture, fraud, misapplication of cash, environmental claims, waste, willful destruction and other circumstances customarily excluded by lenders from exculpation provisions or included in separate indemnification agreements in non-recourse financings.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

“Disqualified Equity” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Equity Interest), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Equity Interest, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Equity solely because the holders of the Equity Interest have the right to require the Company to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale will not constitute Disqualified Equity.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Equity Offering” means any public or private sale of Capital Stock (other than Disqualified Equity) made for cash on a primary basis by the Company, or other cash equity contribution to the Company, in each case after the date of this Indenture.

“Euroclear” means Euroclear Bank SA/NV and its successors, as operator of the Euroclear system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Notes” means the 4.75% Senior Notes due 2023, 5.50% Senior Notes due 2024 and 5.50% Senior Notes due 2028, in each case, of the Issuers.

The term “fair market value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party.

“Finance Corp.” means Tallgrass Energy Finance Corp., a Delaware corporation, and any and all successors thereto.

“Finance Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a finance lease (but not an operating lease) that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, excluding liabilities resulting from a change in GAAP subsequent to the date of this Indenture, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Fitch” means Fitch Ratings, Inc. or any successor to the rating agency business thereof.

“Funded Debt” means all debt maturing one year or more from the date of the creation thereof, all debt directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

“GAAP” means generally accepted accounting principles in the United States, which are in effect from time to time.

“General Partner” means Tallgrass MLP GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the Company or as the business entity with the ultimate authority to manage the business and operations of the Company.

“Global Note Legend” means the legend set forth in Section 2.06(g)(2) hereof, which is required to be placed on all Global Notes issued under this Indenture.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A hereto, and that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, issued in accordance with Section 2.01, 2.06(b)(3), 2.06(b)(4) or 2.06(d)(2) hereof.

“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged.

The term “guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including by way of a pledge of assets, acting as co-obligor or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness. When used as a verb, “guarantee” has a correlative meaning.

“Guarantors” means each of:

(1) the Wholly Owned Subsidiaries of the Company executing this Indenture as initial Guarantors; and

(2) any other Subsidiary of the Company that becomes a Guarantor in accordance with the provisions of this Indenture;

and their respective successors and assigns, in each case, until the Subsidiary Guarantee of such Person has been released in accordance with the provisions of this Indenture.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person incurred in the ordinary course of business or that are customary in the Permitted Business and not for speculative purposes under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements entered into with one or more financial institutions and designed to reduce costs of borrowing or to protect the Person or any of its Subsidiaries entering into the agreement against fluctuations in interest rates with respect to Indebtedness incurred;

(2) other agreements or arrangements designed to manage interest rates or interest rate risk;

(3) foreign exchange contracts and currency protection agreements entered into with one of more financial institutions and designed to protect the Person or any of its Subsidiaries entering into the agreement against fluctuations in currency exchanges rates;

(4) any commodity futures contract, commodity option, commodity swap agreement or other similar agreement or arrangement designed to protect against fluctuations in the price of Hydrocarbons used, produced, processed, purchased or sold by that Person or any of its Subsidiaries at the time; and

(5) other agreements or arrangements designed to protect such Person or any of its Subsidiaries against fluctuations in currency exchange rates or commodity prices.

“Holder” means a Person in whose name a Note is registered.

“Hydrocarbons” means crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all constituents, elements or compounds thereof and products refined or processed therefrom.

“IAI Global Note” means a Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes resold to Institutional Accredited Investors.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

(1) in respect of borrowed money;

(2) evidenced by bonds, Notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3) in respect of bankers’ acceptances;

(4) representing Finance Lease Obligations or Attributable Indebtedness;

(5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or

(6) representing any Hedging Obligations, after giving effect to any netting arrangements;

if and to the extent any of the preceding items (other than letters of credit, bankers’ acceptances, Attributable Indebtedness and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person.

Notwithstanding the foregoing, the following shall not constitute “Indebtedness”:

(1) accrued expenses and trade accounts payable arising in the ordinary course of business or that are customary in the Permitted Business;

(2) any obligation of such Person or any of its Subsidiaries in respect of bid, performance, surety and similar bonds issued for the account of such Person and any of its Subsidiaries in the ordinary course of business or that are customary in the Permitted Business, including guarantees and obligations of such Person or any of its Subsidiaries with respect to letters of credit supporting such obligations (in each case other than an obligation for money borrowed);

(3) any Indebtedness that has been defeased in accordance with GAAP or defeased pursuant to the deposit of cash or Government Securities (in an amount sufficient to satisfy all such Indebtedness at fixed maturity or redemption, as applicable, and all payments of interest and premium, if any) in a trust or account created or pledged for the sole benefit of the holders of such Indebtedness and subject to no other Liens, and the other applicable terms of the instrument governing such Indebtedness;

(4) any obligation (a) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or that is customary in the Permitted Business; provided, however, that such obligation is extinguished within five business days of its incurrence and (b) arising under any treasury or cash management or similar services provided by a bank or other financial institution in the ordinary course of business or that is customary in the Permitted Business;

(5) any unrealized losses or charges in respect of Hedging Obligations (including those resulting from the application of ASC 815); and

(6) any obligation arising from any agreement providing for indemnities, guarantees, purchase price adjustments, holdbacks, contingency payment obligations based on the performance of the acquired or disposed assets or similar obligations (other than guarantees of Indebtedness) incurred by any Person in connection with the acquisition or disposition of assets.

The term “Indebtedness” also excludes any repayment or reimbursement obligation of such Person or any of its Subsidiaries with respect to Customary Recourse Exceptions, unless and until an event or circumstance occurs that triggers the Person’s or such Subsidiary’s direct repayment or reimbursement obligation (as opposed to contingent or performance obligations) to the lender or other Person to whom such obligation is actually owed, in which case the amount of such direct payment or reimbursement obligation shall constitute Indebtedness.

“Indenture” means this Indenture, as amended or supplemented from time to time.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Initial Notes” means the first $430.0 million aggregate principal amount of Notes issued under this Indenture on the date hereof.

“Initial Purchasers” means Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Blackstone Advisory Partners L.P., Jefferies LLC, MUFG Securities Americas Inc., ABN AMRO Securities (USA) LLC, Barclays Capital Inc., BBVA Securities Inc., ING Financial Markets LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, Regions Securities LLC and TD Securities (USA) LLC

“Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

“Interest Payment Date” means each March 1 and September 1, beginning September 1, 2020, while the Notes are outstanding.

“Investments” means, with respect to any Person, (a) all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), advances or capital contributions (excluding (1) commission, travel and similar advances to officers and employees made in the ordinary course of business or that are customary in the Permitted Business and (2) advances to customers in the ordinary course of business or that are customary in the Permitted Business that are recorded as accounts receivable on the balance sheet of the lender), and (b) purchases or other acquisitions of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“Issue Date” means the first date on which Notes are issued under this Indenture.

“Joint Venture” means any Person that is not a direct or indirect Subsidiary of the Company in which the Company or any of its Subsidiaries makes any Investment.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction other than a precautionary financing statement respecting a lease not intended as a security agreement.

“Make Whole Premium” means, with respect to a Note at any time, the excess, if any, of (a) the present value at such time of (i) the redemption price of such Note at March 1, 2023 (as specified in the table in Section 3.07(d) hereof, excluding accrued interest) plus (ii) any required interest payments due on such Note through March 1, 2023 (except for currently accrued and unpaid interest), computed using a discount rate equal to the Treasury Rate plus 50 basis points, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), over (b) the principal amount of such Note.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Non-Recourse Debt” means Indebtedness:

(1) as to which neither the Company nor any of its Subsidiaries (other than a Non-Recourse Subsidiary) (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), except for Customary Recourse Exceptions, (b) is directly or indirectly liable as a guarantor or otherwise, except, in the case of each of subclauses (a) and (b) for Liens contemplated by clause (10) of the definition of Permitted Liens) and (ii) any guarantee given solely to support such Liens, which guarantee is not recourse to the Company or any Subsidiary (other than a Non-Recourse Subsidiary) or (c) is the lender; and

(2) no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against a Non-Recourse Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (except the Notes) of the Company or any of its Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity.

“Non-US. Person” means a Person who is not a U.S. Person.

“Non-Recourse Subsidiary” means any Subsidiary of the Company (1) whose principal purpose is to construct, lease, own or operate assets, or to become a direct or indirect partner, member or other equity participant or owner in a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association or joint venture created for such purpose (collectively, a “Business Entity”), (2) who is not an obligor or otherwise bound with respect to any Indebtedness other than Non-Recourse Debt, (3) substantially all the assets of which Subsidiary or Business Entity are limited to (x) those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by Non-Recourse Debt, or (y) Capital Stock in, or Indebtedness or other obligations of, one or more other Non-Recourse Subsidiaries or Business Entities, and (4) any Subsidiary of a Non-Recourse Subsidiary; provided that such Subsidiary shall be considered to be a Non-Recourse Subsidiary only to the extent that and for so long as each of the above requirements are met.

“Notes” has the meaning assigned to it in the preamble to this Indenture. The Initial Notes and the Additional Notes shall be treated as a single class for all purposes under this Indenture, and unless the context otherwise requires, all references to the Notes shall include the Initial Notes and any Additional Notes.

“Obligations” means any principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees, and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereto.

“Offering Memorandum” means the final Offering Memorandum of the Issuers, dated February 18, 2020, relating to the initial offering of the Notes.

“Officer” means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person (or, with respect to the Company so long as it is a limited partnership, of the General Partner).

“Officers’ Certificate” means a certificate signed on behalf of each Issuer by two of its Officers and that meets the requirements of Section 12.05 hereof.

“Opinion of Counsel” means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 12.05 hereof Such counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Pari Passu Debt” means any Funded Debt, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Funded Debt, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Funded Debt shall be subordinated in right of payment to the Notes.

“Permitted Business” means either (1) gathering, transporting, treating, processing, fractionating, marketing, distributing, storing or otherwise handling Hydrocarbons or water business services, or activities or services reasonably related or ancillary thereto including entering into Hedging Obligations to support these businesses, or (2) any other business that generates gross income that constitutes “qualifying income” under Section 7704(d) of the Code.

“Permitted Liens” means:

(1) Liens securing any Indebtedness under any of the Credit Facilities; provided that, the aggregate principal amount of all Indebtedness incurred thereunder (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Subsidiaries thereunder) and then outstanding does not exceed the sum of $2.5 billion and 10.0% of Consolidated Net Tangible Assets;

(2) Liens in favor of the Company or any Subsidiary;

(3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary; provided that such Liens were in existence prior thereto and do not extend to any assets other than those of the Person merged with or into or consolidated with the Company or the Subsidiary (and improvements and accessions thereto and proceeds thereof);

(4) Liens on property existing at the time of acquisition of the property by the Company or any Subsidiary of the Company; provided that such Liens were in existence prior to, such acquisition, and not incurred in contemplation of, such acquisition;

(5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business or that are customary in the Permitted Business;

(6) Liens to secure Indebtedness represented by Finance Lease Obligations, mortgage financings or purchase money obligations incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used or useful in the business of the Company or any of its Subsidiaries covering only the assets acquired with or financed by such Indebtedness;

(7) Liens existing on the date of this Indenture (other than Liens described in clause (1) above);

(8) Liens created for the benefit of (or to secure) the Notes (or the Subsidiary Guarantees);

(9) Liens on any property or asset acquired, constructed or improved by the Company or any of its Subsidiaries, which (a) are in favor of the seller of such property or asset, in favor of the Person developing, constructing, repairing or improving such property or asset, or in favor of the Person that provided the funding for the acquisition, development, construction, repair or improvement cost, as the case may be, of such property or asset, (b) are created within 360 days after the acquisition, development, construction, repair or improvement, (c) secure the purchase price or development, construction, repair or improvement cost, as the case may be, of such property or asset in an amount up to 100% of the fair market value of such acquisition, construction or improvement of such property or asset, and (d) are limited to the asset or property so acquired, constructed or improved (including the proceeds thereof, accessions thereto and upgrades thereof);

(10) Liens on any assets or properties, or pledges of the Equity Interests, of (a) any Joint Venture owned by the Company or any of its Subsidiaries or (b) any Non-Recourse Subsidiary, in each case, to the extent securing Non-Recourse Debt or other Indebtedness of such Non-Recourse Subsidiary or Joint Venture, other than, in each case, Liens on the Equity Interests of REX;

(11) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any of its Subsidiaries on deposit with or in possession of such bank;

(12) Liens to secure performance of Hedging Obligations of the Company or any of its Subsidiaries;

(13) Liens arising under construction contracts, interconnection agreements, operating agreements, joint venture agreements, partnership agreements, oil and gas leases, farmout agreements, division orders, contracts for purchase, gathering, processing, fractionating, sale, transportation or exchange of crude oil, natural gas liquids, condensate and natural gas, natural gas storage agreements, unitization and pooling declarations and agreements, area of mutual interest agreements, real property leases and other agreements arising in the ordinary course of business of the Company and its Subsidiaries or that are customary in the Permitted Business;

(14) Liens upon specific items of inventory, receivables or other goods or proceeds of the Company or any of its Subsidiaries securing such Person’s obligations in respect of bankers’ acceptances or receivables securitizations issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory, receivables or other goods or proceeds;

(15) Liens securing (a) any defeasance trust, provided that such Liens do not extend to any assets or properties that are not part of such defeasance trust, or (b) any Indebtedness equally and ratably with all Obligations due under the Notes or any Subsidiary Guarantee pursuant to a contractual covenant that limits Liens in a manner substantially similar to Section 4.06;

(16) any interest or title of a lessor to any property subject to a Finance Lease Obligation; and

(17) any Lien renewing, extending, refinancing or refunding a Lien permitted by clauses (1) through (16) above; provided that (a) the principal amount of Indebtedness secured by such Lien does not exceed the principal amount of such Indebtedness outstanding immediately prior to the renewal, extension, refinance or refund of such Lien, plus all accrued interest on the Indebtedness secured thereby and the amount of all fees, expenses and premiums incurred in connection therewith, and by an amount equal to any commitments unutilized thereunder and (b) no assets encumbered by any such Lien other than the assets permitted to be encumbered immediately prior to such renewal, extension, refinance or refund are encumbered thereby (other than improvements and accessions thereto and proceeds thereof).

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Principal Property” means, whether owned or leased on the Issue Date or thereafter acquired:

(1) any of the pipeline assets of the Company or any of its Subsidiaries, including any related facilities employed in the transportation, distribution, terminalling, gathering, treating, processing, marketing or storage of crude oil or refined petroleum products, natural gas, natural gas liquids, fuel additives or petrochemicals;

(2) any processing or manufacturing plant or terminal owned or leased by the Company or any of its Subsidiaries; and

(3) Equity Interests in REX;

except, in the case of clauses (1) and (2) above: (a) any such assets consisting of inventories, furniture, office fixtures and equipment, including data processing equipment, vehicles and equipment used on, or useful with, vehicles, and (b) any such asset, plant or terminal which, in the good faith opinion of the Board of Directors, is not material in relation to the activities of Company and its Subsidiaries, taken as a whole.

“Private Placement Legend” means the legend set forth in Section 2.06(g)(1) hereof to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Qualifying Owners” means, collectively, (i) BIP Holdings Manager, L.L.C. and its Subsidiaries, (ii) Jasmine Ventures Pte. Ltd. and its Affiliates, (iii) Blackstone Infrastructure Partners L.P. and its Affiliates, (iv) Enagas Holdings USA, S.L.U. and its Affiliates, (v) L5 Investment Holdings LP and its Affiliates, (vi) National Pension Service of the Republic of Korea and its Affiliates, (vii) any fund, holding company or investment vehicle that is an Affiliate of any Person in clauses (i) through (vi), and (viii) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the Qualifying Owners are members or any member of such group; provided that in the case of such group and without giving effect to the existence of such group or any other group, the Persons listed in clauses (i) through (vii), collectively, Beneficially Own more than 50% of the Voting Stock of the General Partner, Company or other applicable Person directly held by such group. Any “person” (as that term is used in Section 13(d)(3) or of the Exchange Act) whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the indenture will thereafter, together with its Affiliates, constitute an additional Qualifying Owner.

“Rating Agencies” means Moody’s, S&P and Fitch or, if Moody’s, S&P or Fitch shall not make a rating of the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company, which shall be substituted for any or all of Moody’s, S&P or Fitch, as the case may be.

“Ratings Decline Period” means the period that (i) begins on the occurrence of a Change of Control and (ii) ends 60 days following consummation of such Change of Control.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

“Regulation S Permanent Global Note” means a permanent Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note with respect to the Notes upon expiration of the Restricted Period.

“Regulation S Temporary Global Note” means a temporary Global Note substantially in the form of Exhibit A hereto deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

“Regulation S Temporary Global Note Legend” has the meaning set forth in Section 2.06(j).

“Responsible Officer,” when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Restricted Definitive Note” means a Definitive Note bearing the Private Placement Legend.

“Restricted Global Note” means a Global Note bearing the Private Placement Legend.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Restricted Subsidiary” means any Subsidiary of the Company owning or leasing, directly or indirectly through ownership in another Subsidiary, any Principal Property.

“REX” means Rockies Express Pipeline LLC, a Delaware limited liability company.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 903” means Rule 903 promulgated under the Securities Act.

“Rule 904” means Rule 904 promulgated under the Securities Act.

“S&P” refers to S&P Global Ratings, a division of S&P Global, Inc., or any successor to the rating agency business thereof.

“Sale-leaseback Transaction” means the sale or transfer by the Company or any of its Subsidiaries of any Principal Property to a Person (other than the Company or any of its Subsidiaries) and the taking back by the Company or any of its Subsidiaries, as the case may be, of a lease of such Principal Property.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of its Voting Stock is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (whether general or limited) or limited liability company (a) the sole general partner or member of which is such Person or a Subsidiary of such Person, or (b) if there is more than a single general partner or member, either (x) the only managing general partners or managing members of which are such Person or one or more Subsidiaries of such Person (or any combination thereof) or (y) such Person owns or controls, directly or indirectly, a majority of the outstanding general partner interests, member interests or other Voting Stock of such partnership or limited liability company, respectively, plus in the case of both subclauses (x) and (y) of this clause (b) it consolidates the financial results of such partnership or limited liability company with its own financial results in accordance with GAAP.

“Subsidiary Guarantee” means any guarantee by a Guarantor of the Issuers’ Obligations under this Indenture and on the Notes.

“Tallgrass Equity” means Tallgrass Equity, LLC, a Delaware limited liability company.

“TGE” means Tallgrass Energy, LP, a Delaware limited partnership.

“TIA” means the Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa-77bbbb).

“Treasury Rate” means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 which has become publicly available at least two Business Days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to March 1, 2023; provided, however, that if such period is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Company shall obtain the Treasury Rate by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to March 1, 2023 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

“Trustee” means U.S. Bank National Association, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

“Unrestricted Definitive Note” means a Definitive Note that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Global Note” means a Global Note that does not bear and is not required to bear the Private Placement Legend.

“US. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person (or of its general partner, if such Person is a limited partnership; provided that if such general partner is itself a limited partnership, then of its general partner) that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors of such Person.

“Wholly Owned Subsidiary” of any Person means a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares required pursuant to applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

Section 1.02 Other Definitions.

Term	Defined in Section
“Alternate Offer”	4.09
“Authentication Order”	2.02
“Change of Control Offer”	4.09
“Change of Control Payment”	4.09
“Change of Control Settlement Date”	4.09
“Covenant Defeasance”	8.03
“DTC”	2.03
“Event of Default”	6.01
“Issuers”	Preamble
“Legal Defeasance”	8.02
“Paying Agent”	2.03
“Payment Default”	6.01
“Registrar”	2.03

Section 1.03 Certain Provisions of Trust Indenture Act.

Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, notwithstanding the fact that this Indenture will not be qualified under the TIA.

Section 1.04 Rules of Construction.

Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c) “or” is not exclusive;

(d) words in the singular include the plural, and in the plural include the singular;

(e) unless the context indicates otherwise, “will” shall be interpreted to express a command;

(f) provisions apply to successive events and transactions;

(g) “including” shall be interpreted to mean “including, without limitation,” and the use of the word “including” followed by specific examples shall not be construed as limiting the meaning of the general wording preceding it; and

(h) references to sections of or rules under the TIA, the Securities Act or the Exchange Act will be deemed to include substitute, replacement of successor sections or rules enacted by Congress or adopted by the SEC from time to time.

ARTICLE 2

THE NOTES

Section 2.01 Form and Dating.

(a) General. The Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Indenture and the Issuers, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

(b) Global Notes. Notes issued in global form will be substantially in the form of Exhibit A hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Notes issued in definitive form will be substantially in the form of Exhibit A hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note will represent such of the outstanding Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof

(c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Note, which will be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

Following the termination of the applicable Restricted Period, the Regulation S Temporary Global Note Legend shall be deemed removed from the Regulation S Temporary Global Note, following which temporary beneficial interests in the Regulation S Temporary Global Note shall automatically become beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures. The aggregate principal amount of each Regulation S Temporary Global Note and each Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

(d) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream will be applicable to transfers of beneficial interests in any Regulation S Temporary Global Note and any Regulation S Permanent Global Note that are held by Participants through Euroclear or Clearstream.

Section 2.02 Execution and Authentication.

At least one Officer must sign the Notes for each Issuer by manual, facsimile or electronically transmitted signature.

If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note will nevertheless be valid.

A Note will not be valid until authenticated by the manual signature of the Trustee. The signature will be conclusive evidence that the Note has been authenticated under this Indenture.

The Trustee will, upon receipt of a written order of the Issuers signed by an Officer of each Issuer (an “Authentication Order”), authenticate Notes for original issue that may be validly issued under this Indenture, including any Additional Notes. The aggregate principal amount of Notes outstanding at any time may not exceed the aggregate principal amount of Notes authorized for issuance by the Issuers pursuant to one or more Authentication Orders, except as provided in Section 2.07 hereof.

The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

Section 2.03 Registrar and Paying Agent.

The Issuers will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”). The Registrar will keep a register of the Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers will notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of the Company’s Subsidiaries may act as Paying Agent or Registrar.

The Issuers initially appoint The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Notes.

The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent (at its office in New York, New York indicated in the definition of Corporate Trust Office of the Trustee in Section 1.01 hereof) and to act as Custodian with respect to the Global Notes.

Section 2.04 Paying Agent to Hold Money in Trust.

The Issuers will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, on, and interest on, the Notes, and will notify the Trustee of any default by an Issuer in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) will have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it will segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to an Issuer, the Trustee will serve as Paying Agent for the Notes.

Section 2.05 Holder Lists.

The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Trustee is not the Registrar, the Issuers will furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of the Notes.

Section 2.06 Transfer and Exchange.

(a) Transfer and Exchange of Global Notes. A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Issuers for Definitive Notes if:

(1) the Depositary (A) notifies the Company that it is unwilling or unable to continue to act as Depositary or (B) has ceased to be a clearing agency registered under the Exchange Act and, in either event, a successor Depositary is not appointed by the Company within 90 days; or

(2) there has occurred and is continuing an Event of Default and the Depositary notifies the Trustee of its decision to exchange such Global Note for Definitive Notes.

provided, however, that in no event shall any Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act (or an Opinion of Counsel that such certificates are not required pursuant to Rule 903 under the Securities Act).

Upon the occurrence of the preceding events in (1) or (2) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b) or (c) hereof.

(b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period and the issuance of the Regulation S Permanent Global Note, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either:

(A) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above.

Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

(3) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(2) above and the Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B) if the transferee will take delivery in the form of a beneficial interest in a Regulation S Temporary Global Note or a Regulation S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(4) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(2) above and the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 2.06(b)(4), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to this Section 2.06(b)(4) at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to this Section 2.06(b)(4).

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

(1) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2) [Intentionally omitted].

(3) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 2.06(c)(3), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(4) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Issuers will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(4) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(4) will not bear the Private Placement Legend.

(d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

(1) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

(A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

(2) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:

(i) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(ii) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 2.06(d)(2), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(2), the Trustee will cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(3) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (2) or (3) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers will issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

(e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.06(e), the Registrar will register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

(1) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(2) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Registrar receives the following:

(i) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(ii) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this 2.06(e)(2), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

(f) [Intentionally omitted]

(g) Legends. The following legends will appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

(1) Private Placement Legend.

(A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144 (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER IS CONTAINED IN THE INDENTURE, WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST COMPLETE AND SUBMIT TO THE TRUSTEE THE CERTIFICATE SPECIFIED IN THE INDENTURE RELATING TO THE MANNER OF SUCH TRANSFER (THE FORM OF WHICH CERTIFICATE IS CONTAINED IN THE INDENTURE, WHICH CAN BE OBTAINED FROM THE TRUSTEE). AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.”

(B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraph (b)(4), (c)(3), (c)(4), (d)(2), (d)(3), (e)(2) or (e)(3) of this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(2) Global Note Legend. Each Global Note will bear a legend in substantially the following form:

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for beneficial interests in another Global Note or Definitive Notes, or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a

Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(i) General Provisions Relating to Transfers and Exchanges.

(1) To permit registrations of transfers and exchanges, the Issuers will execute and the Trustee will authenticate Global Notes and Definitive Notes upon receipt of an Authentication Order in accordance with Section 2.02 hereof or at the Registrar’s request.

(2) No service charge will be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.09 and 9.05 hereof).

(3) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes will be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(4) Neither the Registrar nor the Issuers will be required:

(A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection;

(B) to register the transfer of or to exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

(C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

(5) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

(6) The Trustee will authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

(7) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile or electronic image scan.

(8) The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of the Definitive Notes.

(j) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

Section 2.07 Replacement Notes.

If any mutilated Note is surrendered to the Trustee or the Issuers and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuers will issue and the Trustee, upon receipt of an Authentication Order, will authenticate a replacement Note if the Trustee’s requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.

Every replacement Note is an additional obligation of the Issuers and will be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08 Outstanding Notes.

The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.08 as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note; however, Notes held by the Company or a Subsidiary of the Company shall not be deemed to be outstanding for purposes of Section 3.07(a) hereof.

If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a protected purchaser.

If the principal amount of any Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, by 10:00 a.m. Eastern Time on a redemption date or other maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes will be deemed to be no longer outstanding and will cease to accrue interest.

Section 2.09 Treasury Notes.

In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by an Issuer or any Guarantor, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with an Issuer or any Guarantor, will be considered as though not outstanding, except that for the purposes of determining whether the Trustee will be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned will be so disregarded.

Section 2.10 Temporary Notes.

Until certificates representing Notes are ready for delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, will authenticate temporary Notes. Temporary Notes will be substantially in the form of certificated Notes but may have variations that the Issuers consider appropriate for temporary Notes and as may be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuers will prepare and the Trustee will authenticate definitive Notes in exchange for temporary Notes.

Holders of temporary Notes will be entitled to all of the benefits of this Indenture.

Section 2.11 Cancellation.

The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent will forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else will cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and will destroy canceled Notes (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Notes will be delivered to the Issuers. The Issuers may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12 Defaulted Interest.

If the Issuers default in a payment of interest on the Notes, they will pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof, provided no special record date shall be required with respect to defaulted interest that is paid within the applicable grace period. The Issuers will notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers will fix or cause to be fixed each such special record date and payment date; provided that no such special record date may be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Company) will send or cause to be sent to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13 CUSIP Numbers.

The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE 3

REDEMPTION AND PREPAYMENT

Section 3.01 Notices to Trustee.

If the Issuers elect to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, they must furnish to the Trustee, at least five Business Days, or such shorter period as the Trustee may agree to, prior to the giving of notice of a redemption, written notice setting forth:

(a) the clause of this Indenture pursuant to which the redemption shall occur;

(b) the redemption date;

(c) the principal amount of Notes to be redeemed; and

(d) the redemption price (if then determined and otherwise the method of determination).

Section 3.02 Selection of Notes to Be Redeemed. If less than all of the Notes are to be redeemed at any time, the Trustee will select Notes for redemption as follows:

(1) if the Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Notes are listed; or

(2) if the Notes are not listed on any national securities exchange, on a pro rata basis, by lot or such other method as the Trustee shall deem appropriate (or, in the case of Notes in global form, the Trustee will select Notes for redemption based on DTC’s operational arrangements).

The Trustee will promptly notify the Issuers in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected will be in amounts of $2,000 or whole multiples of $1,000 in excess thereof; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03 Notice of Redemption.

At least 30 days but not more than 60 days before a redemption date, the Issuers will mail or cause to be mailed, by first class mail (or send or cause to be sent electronically if DTC is the recipient), a notice of redemption to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be given more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of this Indenture pursuant to Article 8 or 11 hereof.

The notice will identify the Notes to be redeemed and will state:

(a) the redemption date;

(b) the redemption price (if then determined and otherwise the method of determination);

(c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued in the name of the Holder thereof upon cancellation of the original Note;

(d) the name and address of the Paying Agent;

(e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(f) that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

(g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed;

(h) any condition precedent to the redemption; and

(i) that no representation is made as to the correctness or accuracy of the CUSlP number, if any, listed in such notice or printed on the Notes.

At the Issuers’ request, the Trustee will give the notice of redemption in the Issuers’ names and at the Issuers’ expense; provided, however, that the Issuers shall have delivered to the Trustee, as provided in Section 3.01, written notice requesting that the Trustee give such notice and a form of such notice of optional redemption.

Section 3.04 Effect of Notice of Redemption.

Once notice of redemption is given in accordance with Section 3.03 hereof, Notes called for redemption will become irrevocably due and payable on the redemption date at the redemption price, subject to satisfaction or waiver by the Company of any conditions specified in the notice of redemption.

Section 3.05 Deposit of Redemption Price.

No later than 10:00 a.m. Eastern Time on the redemption date, the Issuers will deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of, plus accrued and unpaid interest, if any, on all Notes to be redeemed on that date. The Trustee or the Paying Agent will promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, plus accrued and unpaid interest, if any, on all Notes to be redeemed.

If the Issuers comply with the provisions of the preceding paragraph, on and after the redemption date, interest will cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption is not so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

Section 3.06 Notes Redeemed in Part.

Upon surrender of a Note that is redeemed in part, the Issuers will issue and, upon receipt of an Authentication Order, the Trustee will authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07 Optional Redemption.

(a) At any time prior to March 1, 2023, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes (including any Additional Notes) issued under this Indenture, upon notice as provided in this Indenture, at a redemption price of 106.000% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date), in an amount not greater than the net cash proceeds of one or more Equity Offerings; provided that:

(1) at least 65% of the aggregate principal amount of Notes (including any Additional Notes) issued under this Indenture (excluding Notes held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 180 days after the date of the closing of each such Equity Offering.

(b) Prior to March 1, 2023, the Issuers may on any one or more occasions redeem all or a part of the Notes, upon notice as provided in this Indenture, at a redemption price equal to the sum of:

(1) the principal amount of the Notes redeemed, plus

(2) the Make Whole Premium at the redemption date,

plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date). The Company will (a) calculate the Treasury Rate on the second Business Day preceding the applicable redemption date and (b) prior to such redemption date file with the Trustee an Officers’ Certificate setting forth the Make Whole Premium and the Treasury Rate and showing the calculation of each in reasonable detail; provided that the Trustee shall not be responsible for any such calculation.

(c) The Issuers may redeem Notes when permitted by, and pursuant to the conditions in, Section 4.09(h) hereof.

(d) On or after March 1, 2023, the Issuers may on any one or more occasions redeem all or a part of the Notes, upon notice as provided in this Indenture, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes to be redeemed to, but excluding, the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on March 1 of the years indicated below:

Year	Percentage
2023	103.000%
2024	101.500%
2025 and thereafter	100.000%

(e) Any redemption pursuant to this Section 3.07 shall be made pursuant to the applicable provisions of this Article 3.

(f) The Issuers shall not be prohibited from acquiring the Notes by means other than a redemption, whether pursuant to a tender offer, open market purchase or otherwise.

Section 3.08 Mandatory Redemption.

Except as set forth in Section 4.09 hereof, the Issuers are not required to make mandatory redemption or sinking fund payments with respect to the Notes or to repurchase the Notes at the option of the Holders.

ARTICLE 4

COVENANTS

Section 4.01 Payment of Notes.

The Issuers will pay or cause to be paid the principal of, premium, if any, on, and interest on, the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest will be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary of the Company, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest, if any, then due.

The Issuers will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is equal to the interest rate on the Notes to the extent lawful; and they will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest, if any (without regard to any applicable grace period), at the same rate to the extent lawful.

Section 4.02 Maintenance of Office or Agency.

The Issuers will maintain in the City and State of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Issuers will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers fail to maintain any such required office or agency or fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

The Issuers may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Issuers of their obligation to maintain an office or agency in the City and State of New York for such purposes. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.03 Reports.

(a) Whether or not required by the Commission, so long as any Notes are outstanding, the Company will, within the time periods specified in the Commission’s rules and regulations applicable to non-accelerated filers, furnish, or cause the Trustee to furnish, to the Holders, without cost to the Trustee or the Holders:

(1) all quarterly and annual financial and other information with respect to the Company and its Subsidiaries that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the annual financial statements by the Company’s certified independent accountants; and

(2) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

So long as the Company is a consolidated Subsidiary of TGE (or another parent company) for financial reporting purposes, the Company may satisfy its obligations under this Section 4.03(a) with respect to the information specified in clauses (1) and (2) above by furnishing the corresponding reports of such parent company, within the time periods specified in the Commission’s rules and regulations for filing such corresponding reports; provided, however, that either (i) such parent company has fully and unconditionally guaranteed the Notes pursuant to a supplemental indenture or (ii) the same be accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent company, on the one hand, and the information relating to the Company and its Subsidiaries on a standalone basis, on the other hand. The availability of the reports of the Company specified in clauses (1) and (2) above or, to the extent set forth in this Section 4.03(a), the corresponding reports of a parent company, on the Commission’s EDGAR filing system (or any successor filing system) or a publicly available website of the Company or such parent company will be deemed to satisfy the foregoing delivery requirements.

Any and all Defaults or Events of Default arising from a failure to comply with this Section 4.03 shall be deemed cured (and the Company shall be deemed to be in compliance with this Section 4.03) upon furnishing or filing such information or report as contemplated by this Section 4.03 (but without regard to the date on which such information or report is so furnished or filed); provided that such cure shall not otherwise affect the rights of Holders described under Article 6 hereof if all outstanding Notes shall have been accelerated in accordance with the terms of the Indenture and such acceleration has not been rescinded or cancelled prior to such cure.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate).

(b) The Issuers and the Guarantors will, for so long as any Notes remain outstanding and cannot be resold by non-affiliates without restriction under Rule 144, furnish to the Holders and Beneficial Owners of the Notes and to securities analysts and prospective investors in the Notes, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04 Compliance Certificate.

(a) The Issuers shall deliver to the Trustee, within 90 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2020, an Officers’ Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Issuers and the Guarantors have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Issuers and the Guarantors have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and are not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default has occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto).

(b) So long as any of the Notes are outstanding, the Issuers will deliver to the Trustee, forthwith upon any Officer of the Company becoming aware of any Default or Event of Default, a written statement specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05 Stay, Extension and Usury Laws.

Each of the Issuers and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.06 Liens.

(a) The Company will not and will not permit any of its Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind (other than Permitted Liens) securing Indebtedness (including any Attributable Debt) upon any Principal Property or upon any Equity Interests of any Restricted Subsidiary, owned on the Issue Date or thereafter acquired, unless all payments due under the Notes or any Subsidiary Guarantee of such Subsidiary, as the case may be, are secured on at least an equal and ratable basis or on a senior basis with the Indebtedness so secured until such time as such Indebtedness is no longer secured by a Lien (other than Permitted Liens) upon any Principal Property or upon any Equity Interests of any Restricted Subsidiary.

(b) Notwithstanding Section 4.06(a), the Company may, and may permit any Subsidiary to, create, assume, incur, or otherwise cause or suffer to exist or become effective any Lien upon any Principal Property or Equity Interests of a Restricted Subsidiary to secure Indebtedness that is not excepted pursuant to Section 4.06(a) without securing the Notes, provided that the aggregate principal amount of all Indebtedness then outstanding secured by such Lien and all other Liens not excepted pursuant to Section 4.06(a), together with all Attributable Indebtedness from Sale-leaseback Transactions, excluding Sale-leaseback Transactions permitted in Section 4.07(a), does not exceed 10% of Consolidated Net Tangible Assets.

(c) Any Lien on property or assets of the Company or any Subsidiary created for the benefit of Holders of the Notes pursuant to this Section 4.06 shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Lien that gave rise to the obligation to secure to the Notes.

Section 4.07 Limitations on Sale-leasebacks.

(a) The Company will not, and will not permit any Subsidiary to, engage in a Sale-leaseback Transaction, unless:

(1) such Sale-leaseback Transaction occurs within one year from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such Principal Property, whichever is later;

(2) the Sale-leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

(3) the Attributable Indebtedness from that Sale-leaseback Transaction is an amount equal to or less than the amount that the Company or such Subsidiary would be allowed to incur as debt secured by a Lien on the Principal Property subject thereto without equally and ratably securing the Notes; or

(4) the Company or such Subsidiary, within a one-year period after such Sale-leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds from such Sale-leaseback Transaction to (a) the prepayment, repayment, redemption, reduction or retirement of any Pari Passu Debt of the Company or any of its Subsidiaries, or (b) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of the business of the Company or any of its Subsidiaries.

(b) Notwithstanding Section 4.07(a), the Company may, and may permit any of its Subsidiaries to, effect any Sale-leaseback Transaction that is not excepted pursuant to Section 4.07(a), provided that the Attributable Indebtedness from such Sale-leaseback Transaction, together with the aggregate principal amount of then outstanding Indebtedness secured by Liens upon Principal Properties not excepted in Section 4.06(a), does not exceed 10% of Consolidated Net Tangible Assets.

Section 4.08 Organizational Existence.

Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its organizational existence in accordance with the Company’s organizational documents (as the same may be amended from time to time) and the rights (charter and statutory), licenses and franchises of the Company.

Section 4.09 Offer to Repurchase Upon Change of Control.

(a) If a Change of Control Triggering Event occurs, unless the Issuers have previously or concurrently given notice of redemption of all of the Notes pursuant to Section 3.07 hereof, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000) of that Holder’s Notes pursuant to an offer to purchase any and all of the Notes (a “Change of Control Offer”) on the terms set forth in this Section 4.09. In the Change of Control Offer, the Company will offer a cash payment (a “Change of Control Payment”) equal to 101% (or at the Company’s election, a higher percentage) of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but excluding, the date of settlement (the “Change of Control Settlement Date”), subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Change of Control Settlement Date. No later than 30 days following any Change of Control Triggering Event, unless the Issuers have previously or concurrently exercised their right to redeem all of the Notes pursuant to Section 3.07 hereof, the Company will send a notice to each Holder and the Trustee describing the transaction or transactions that constitute the Change of Control Triggering Event and further stating:

(1) that the Change of Control Offer is being made pursuant to this Section 4.09 and that all Notes validly tendered and not validly withdrawn will be accepted for payment;

(2) the Change of Control Payment and the Change of Control Settlement Date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is sent;

(3) that any Note not tendered will continue to accrue interest;

(4) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest as of the Change of Control Settlement Date;

(5) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled “Option of Holder to Elect Purchase” attached to the Notes completed, or to transfer by book-entry, to the paying agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Settlement Date;

(6) that Holders will be entitled to withdraw their election if the paying agent receives, not later than the close of business on the second Business Day preceding the Change of Control Settlement Date, a telegram, electronic image scan, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

(7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof.

If any of the Notes subject to a Change of Control Offer is in the form of a Global Note, then the Company shall modify such notice to the extent necessary to accord with the Applicable Procedures of the Depositary applicable to repurchases.

(b) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.09, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.09 by virtue of such compliance.

(c) Promptly following the expiration of the Change of Control Offer, the Company will, to the extent lawful, accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and in integral multiples of $1,000 in excess of $2,000) properly tendered (and not validly withdrawn) pursuant to the Change of Control Offer. Promptly thereafter on the Change of Control Settlement Date, the Company will:

(1) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(2) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(d) On the Change of Control Settlement Date, the paying agent will mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes (or, if all the Notes are then in global form, make such payment through the facilities of DTC), and the Trustee will authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, however, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess of $2,000. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Settlement Date.

(e) Prior to complying with any of the provisions of this Section 4.09, but in any event no later than the Change of Control Settlement Date, the Company or any Guarantor must either repay all of its other outstanding senior Indebtedness or obtain the requisite consents, if any, under all agreements governing such senior Indebtedness to permit the repurchase of Notes required by this Section 4.09.

(f) The provisions of this Section 4.09 that require the Company to make a Change of Control Offer following a Change of Control Triggering Event will be applicable whether or not any other provisions of this Indenture are applicable, except as provided in Section 4.09(g) hereof.

(g) The Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event (i) if a third party makes the Change of Control Offer in the manner, at the time and otherwise in compliance with the requirements of this Section 4.09 applicable to a Change of Control Offer made by the Company and purchases all Notes properly tendered and not withdrawn under the Change of Control Offer or (ii) in connection with a transaction that would constitute a Change of Control, the Company or a third party has made an offer to purchase all Notes properly tendered at a price higher than the Change of Control Payment and has purchased all Notes properly tendered in such offer (an “Alternate Offer”). Notwithstanding anything to the contrary contained herein, a Change of Control Offer or Alternate Offer may be made in advance of a Change of Control Triggering Event, conditioned upon the consummation of such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer or Alternate Offer is made.

(h) In the event that the Company (or any third party making the offer as set forth in Section 4.09(g)) purchases 90% or more of the aggregate principal amount of the outstanding Notes pursuant to a Change of Control Offer or Alternate Offer, the Issuers will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following the purchase pursuant to the Change of Control Offer or Alternate Offer described above, to redeem all of the Notes that remain outstanding following such purchase at a redemption price equal to the Change of Control Payment plus, to the extent not included in such payment, accrued and unpaid interest on the Notes that remain outstanding, to, but excluding, the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date).

Section 4.10 Additional Subsidiary Guarantees.

If, after the date of this Indenture, any Subsidiary of the Company (other than Finance Corp.) that is not already a Guarantor guarantees any other Indebtedness of an Issuer under a Credit Facility, then that Subsidiary will become a Guarantor by executing a supplemental indenture in substantially the form of Exhibit F hereto and delivering it to the Trustee within 20 Business Days of the date on which it guaranteed such Indebtedness.

ARTICLE 5

SUCCESSORS

Section 5.01 Merger, Consolidation or Sale of Assets.

(a) Neither of the Issuers may, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not such Issuer is the survivor); or (2) sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person, unless:

(1) either: (a) such Issuer is the survivor; or (b) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or to which such sale, assignment, transfer, lease, conveyance or other disposition has been made is a Person organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided, however, that Finance Corp. may not consolidate or merge with or into any Person other than a corporation satisfying such requirement so long as the Company is not a corporation;

(2) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition has been made assumes all the obligations of such Issuer under the Notes and this Indenture pursuant to a supplement to this Indenture;

(3) immediately after such transaction no Default or Event of Default exists; and

(4) such Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or disposition and such supplemental indenture (if any) comply with this Indenture and all conditions precedent herein relating to such transaction have been satisfied.

(b) This Section 5.01 will not apply to: (1) a merger or consolidation of the Company with an Affiliate solely for the purpose of organizing the Company in another jurisdiction within the United States of America; or (2) any merger or consolidation, or any sale, transfer, assignment, conveyance, lease or other disposition of assets between or among the Company and its Subsidiaries.

(c) Notwithstanding the foregoing, the Company may reorganize as any other form of entity in accordance with the following procedures provided that:

(1) the reorganization involves the conversion (by merger, sale, contribution or exchange of assets or otherwise) of the Company into a form of entity other than a limited partnership formed under Delaware law;

(2) the entity so formed by or resulting from such reorganization is an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia;

(3) the entity so formed by or resulting from such reorganization assumes all the obligations of the Company under the Notes and this Indenture pursuant to the terms of the Notes and this Indenture;

(4) immediately after such reorganization no Default or Event of Default exists; and

(5) such reorganization is not materially adverse to the Holders or Beneficial Owners of the Notes (for purposes of this clause (5) a reorganization will not be considered materially adverse to the Holders or Beneficial Owners of the Notes solely because the successor or survivor of such reorganization (a) is subject to federal or state income taxation as an entity or (b) is considered to be an “includible corporation” of an affiliated group of corporations within the meaning of Section 1504(b) of the Code or any similar state or local law).

(d) Notwithstanding anything in this Indenture to the contrary, in the event the Company becomes a corporation or the Company or the Person formed by or surviving any consolidation or merger (permitted in accordance with the terms of this Indenture) is a corporation, Finance Corp. may be merged into the Company or it may be dissolved and cease to be an Issuer.

Section 5.02 Successor Company Substituted.

Upon compliance with the requirements of Section 5.01(a) with respect to any consolidation or merger or any sale, assignment, transfer, conveyance, lease or other disposition of all or substantially all of the properties or assets of an Issuer in accordance with Section 5.01(a) in which such Issuer is not the surviving entity, the surviving Person formed by such consolidation or into or with which such Issuer is merged or to which such sale, assignment, transfer, conveyance, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such surviving Person had been named as such Issuer in this Indenture, and thereafter (except in the case of a lease of all or substantially all of such Issuer’s properties or assets), such Issuer will be relieved of all obligations and covenants under this Indenture and the Notes.

ARTICLE 6

DEFAULTS AND REMEDIES

Section 6.01 Events of Default.

Each of the following is an “Event of Default”:

(a) default for 30 days in the payment when due of interest on the Notes;

(b) default in the payment when due (at Stated Maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes;

(c) failure by the Company to comply with its obligations to offer to repurchase Notes within the time periods set forth, or to consummate a purchase of Notes when required, under the provisions of Section 4.09 hereof or failure by the Company to comply with its obligations under the provisions of Section 5.01 hereof;

(d) failure by the Company for 180 days after notice to (1) the Company by the Trustee or (2) the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with the provisions of Section 4.03;

(e) failure by the Company for 60 days after notice to (1) the Company by the Trustee or (2) the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with any of its other agreements in this Indenture;

(f) default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, if that default:

(1) is caused by a failure to pay principal of, premium, if any, on, or interest, if any, on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or

(2) results in the acceleration of such Indebtedness prior to its express maturity,

and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100.0 million or more; provided, however, that if any such Payment Default is cured or waived, or any such acceleration is rescinded, or such Indebtedness is repaid within a period of 30 days from the continuation of such Payment Default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Notes shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree;

(g) failure by the Company or any of its Subsidiaries to pay final non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $100.0 million (to the extent not covered by insurance by a reputable and creditworthy insurer as to which the insurer has not disclaimed coverage), which judgments are not paid, discharged or stayed, for a period of 60 days;

(h) the Company or any of the Company’s Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

(1) commences a voluntary case,

(2) consents to the entry of an order for relief against it in an involuntary case,

(3) consents to the appointment of a custodian of it or for all or substantially all of its property,

(4) makes a general assignment for the benefit of its creditors, or

(5) generally is not paying its debts as they become due;

(i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(1) is for relief against the Company or any of the Company’s Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

(2) appoints a custodian of the Company or any of the Company’s Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken as a whole, would constitute a Significant Subsidiary; or

(3) orders the liquidation of the Company or any of the Company’s Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken as a whole, would constitute a Significant Subsidiary;

and the order or decree remains unstayed and in effect for 60 consecutive days; and

(j) except as permitted by this Indenture, any Subsidiary Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under its Subsidiary Guarantee.

Section 6.02 Acceleration.

In the case of an Event of Default specified in clause (h) or (i) of Section 6.01 hereof, with respect to the Company, any Subsidiary of the Company that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice.

If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately by notice in writing to the Company, and, in the case of a notice by such Holders, also to the Trustee specifying the respective Event of Default and that it is a notice of acceleration. Upon any such declaration, the Notes shall become due and payable immediately.

The Holders of a majority in principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes rescind an acceleration and its consequences hereunder, if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal of, premium, if any, on, and interest on the Notes that have become due solely because of the acceleration) have been cured or waived. For the avoidance of doubt, when a Default is cured, or when an Event of Default is deemed cured, such Default, or Event of Default, as the case may be, ceases.

Section 6.03 Other Remedies.

If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, on, and interest on, the Notes or to enforce the performance of any provision of the Notes or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04 Waiver of Past Defaults.

The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of principal of, premium, if any, on, and interest on, the Notes (including in connection with an offer to purchase). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05 Control by Majority.

Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability; provided, further, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action under this Section 6.05, the Trustee shall be entitled to security or indemnity from the Holders satisfactory to it against all losses and expenses caused by taking or not taking such action.

Section 6.06 Limitation on Suits.

No Holder of a Note may pursue any remedy with respect to this Indenture or the Notes unless:

(a) such Holder has previously given to the Trustee written notice that an Event of Default is continuing;

(b) Holders of at least 25% in aggregate principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

(c) such Holder or Holders offer and, if requested, provide to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

(d) the Trustee does not comply with such request within 60 days after receipt of the request and the offer of security or indemnity; and

(e) during such 60-day period, Holders of a majority in aggregate principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with such request.

A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders).

Section 6.07 Rights of Holders of Notes to Receive Payment.

Notwithstanding any other provision of this Indenture, any Holder of a Note may bring suit to enforce its right to receive payment of principal of, premium, if any, on, and interest on, the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase).

Section 6.08 Collection Suit by Trustee.

If an Event of Default specified in Section 6.01(a) or (b) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal of, premium, if any, on, and interest remaining unpaid on, the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09 Trustee May File Proofs of Claim.

The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to an Issuer (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10 Priorities.

If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

Second: to Holders of the Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and

Third: to the Issuers or to such party as a court of competent jurisdiction shall direct.

The Trustee may fix a record date and payment date for any payment to Holders of the Notes pursuant to this Section 6.10.

Section 6.11 Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Notes.

ARTICLE 7

TRUSTEE

Section 7.01 Duties of Trustee.

(a) If an Event of Default has occurred and is continuing and known to a Responsible Officer of the Trustee, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b) Except during the continuance of an Event of Default:

(1) the duties of the Trustee will be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee will examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(1) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

(2) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

(d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 7.01.

(e) No provision of this Indenture will require the Trustee to expend or risk its own funds or incur any liability. The Trustee will be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder has offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

(f) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02 Rights of Trustee.

(a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

(b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel or both. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c) The Trustee may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

(d) The Trustee will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

(e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from an Issuer will be sufficient if signed by an Officer of such Issuer.

(f) The Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against the losses, liabilities and expenses that might be incurred by it in compliance with such request or direction.

(g) The Trustee shall not be deemed to have notice of a Default or an Event of Default unless a Responsible Officer of the Trustee has actual knowledge of such Default or Event of Default.

(h) In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood or such loss or damage and regardless of the form of action.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

Section 7.03 Individual Rights of Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as defined in the TIA) after a Default has occurred and is continuing it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as Trustee (if this Indenture has been qualified under the TIA) or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04 Trustee’s Disclaimer.

The Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuers’ use of the proceeds from the Notes or any money paid to the Issuers or upon the Issuers’ direction under any provision of this Indenture, it will not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it will not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05 Notice of Defaults.

If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee will send to Holders of the Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, on, and interest on, any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

Section 7.06 [Reserved].

Section 7.07 Compensation and Indemnity.

(a) The Issuers will pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee’s compensation will not be limited by any law on compensation of a trustee of an express trust. The Issuers will reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses will include the reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel.

(b) The Issuers and the Guarantors will indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuers and the Guarantors (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers, the Guarantors, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee will notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers will not relieve either Issuer or any of the Guarantors of its obligations hereunder. The Issuers or the Guarantors will defend the claim, and the Trustee will cooperate in the defense. The Trustee may have separate counsel, and the Issuers will pay the reasonable fees and expenses of such counsel. None of the Issuers or any Guarantor need pay for any settlement made without its consent, which consent will not be unreasonably withheld.

(c) The obligations of the Issuers and the Guarantors under this Section 7.07 will survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

(d) To secure the Issuers’ and the Guarantors’ payment obligations in this Section 7.07, the Trustee will have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, on, and interest on, particular Notes. Such Lien will survive the satisfaction and discharge of this Indenture.

(e) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(h) or (i) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08 Replacement of Trustee.

(a) A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 7.08.

(b) The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuers. The Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

(1) the Trustee fails to comply with Section 7.10 hereof;

(2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

(3) a custodian or public officer takes charge of the Trustee or its property; or

(4) the Trustee becomes incapable of acting.

(c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers will promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

(d) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of at least 10% in aggregate principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(e) If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10 hereof, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(f) A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee will send a notice of its succession to Holders. The retiring Trustee will promptly transfer all property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers’ obligations under Section 7.07 hereof will continue for the benefit of the retiring Trustee.

Section 7.09 Successor Trustee by Merger, etc.

If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act will be the successor Trustee.

Section 7.10 Eligibility; Disqualification.

There will at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100.0 million as set forth in its most recent published annual report of condition.

Section 7.11 Preferential Collection of Claims Against Issuers.

The Trustee is subject to TIA §311(a), excluding any creditor relationship listed in TIA §311(b). A Trustee who has resigned or been removed shall be subject to TIA §311(a) to the extent indicated therein.

ARTICLE 8

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01 Option to Effect Legal Defeasance or Covenant Defeasance.

The Issuers may, at their option and at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

Section 8.02 Legal Defeasance and Discharge.

Upon the Issuers’ exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Issuers and each of the Guarantors will, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes (including the Subsidiary Guarantees) on the date the conditions set forth below are satisfied (hereinafter, “Legal Defeasance”). For this purpose, Legal Defeasance means that the Issuers and the Guarantors will be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes (including the Subsidiary Guarantees), which will thereafter be deemed to be “outstanding” only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all their other obligations under such Notes, the Subsidiary Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following provisions which will survive until otherwise terminated or discharged hereunder:

(a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, on, or interest on, such Notes when such payments are due from the trust referred to in Section 8.04 hereof;

(b) the Issuers’ obligations with respect to such Notes under Article 2 and Section 4.02 hereof;

(c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Issuers’ and the Guarantors’ obligations in connection therewith; and

(d) this Article 8.

Subject to compliance with this Article 8, the Company may exercise their option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

Section 8.03 Covenant Defeasance.

Upon the Issuers’ exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Issuers and each of the Guarantors will, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from each of their respective obligations under the covenants contained in Sections 4.03, 4.06, 4.07, 4.08, 4.09 and 4.10 hereof on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter, “Covenant Defeasance”), and the Notes will thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Notes will not be deemed outstanding for accounting purposes to the extent permitted by GAAP). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes and Subsidiary Guarantees, the Issuers and the Guarantors may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply will not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes and Subsidiary Guarantees will be unaffected thereby. In addition, upon the Issuers’ exercise under Section 8.01 hereof of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(c), (d), (e), (f), (g) and (j) hereof will not constitute Events of Default.

Section 8.04 Conditions to Legal or Covenant Defeasance.

In order to exercise either Legal Defeasance or Covenant Defeasance under either Section 8.02 or 8.03 hereof:

(a) the Issuers must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, on, and interest on, the outstanding Notes on the date of fixed maturity or on the applicable redemption date, as the case may be, and the Issuers must specify whether the Notes are being defeased to the date of fixed maturity or to a particular redemption date;

(b) in the case of an election under Section 8.02 hereof, the Company must deliver to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that:

(1) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling; or

(2) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel will confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(c) in the case of an election under Section 8.03 hereof, the Issuers must deliver to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(d) no Default or Event of Default has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit and any similar concurrent deposit relating to other Indebtedness);

(e) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture and the agreements governing any other Indebtedness being defeased, discharged or replaced) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

(f) the Issuers must deliver to the Trustee an Officers’ Certificate stating that the deposit was not made by the Issuers with the intent of preferring the Holders of the Notes over the other creditors of the Issuers with the intent of defeating, hindering, delaying or defrauding any creditors of the Issuers or others; and

(g) the Issuers must deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been satisfied.

Section 8.05 Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.04 hereof will be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of the Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such funds need not be segregated from other funds except to the extent required by law.

The Issuers will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

Notwithstanding anything in this Article 8 to the contrary, the Trustee will deliver or pay to the Issuers from time to time upon the request of the Issuers any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06 Repayment to Issuers.

Any funds deposited with the Trustee or any Paying Agent, or then held by the Company or any of its Subsidiaries, in trust for the payment of the principal of, premium, if any, on, and interest on, any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Issuers on their request or (if then held by the Company or any of its Subsidiaries) will be discharged from such trust; and the Holder of such Note will thereafter be permitted to look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust funds will thereupon cease; provided, however, that, if any Definitive Note is then outstanding, the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such funds remain unclaimed and that, after a date specified therein, which will not be less than 30 days from the date of such notification or publication, any unclaimed balance of such funds then remaining will be repaid to the Issuers.

Section 8.07 Reinstatement.

If the Trustee or Paying Agent is unable to apply any U.S. dollars or non-callable Government Securities (including the proceeds thereof) in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers’ and the Guarantors’ obligations under this Indenture and the Notes and the Subsidiary Guarantees will be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such funds in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, on, or interest on, any Notes following the reinstatement of their obligations, the Issuers will be subrogated to the rights of the Holders of such Notes to receive such payment from the funds held by the Trustee or Paying Agent.

ARTICLE 9

AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01 Without Consent of Holders of Notes.

Notwithstanding Section 9.02 of this Indenture, without the consent of any Holder of Notes, the Issuers, the Guarantors and the Trustee may amend or supplement this Indenture, the Notes or the Subsidiary Guarantees:

(a) to cure any ambiguity, defect or inconsistency;

(b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

(c) to provide for the assumption of an Issuer’s or a Guarantor’s obligations to Holders of the Notes and Subsidiary Guarantees in the case of a merger or consolidation or disposition of all or substantially all of such Issuer’s or such Guarantor’s properties or assets, as applicable;

(d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under this Indenture of any Holder, provided that any change to conform this Indenture to the Offering Memorandum will be deemed not to adversely affect such legal rights;

(e) to secure the Notes or the Subsidiary Guarantees pursuant to the requirements of Section 4.06 hereof;

(f) to provide for the issuance of Additional Notes in accordance with Section 2.02 of this Indenture;

(g) to add any additional Guarantor or to evidence the release of any Guarantor from its Subsidiary Guarantee, in each case as provided in this Indenture; or

(h) to evidence or provide for the acceptance of appointment under this Indenture of a successor Trustee.

Upon the request of the Issuers, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee will join with the Issuers and the Guarantors in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee will not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02 With Consent of Holders of Notes.

Except as provided below in this Section 9.02, the Issuers, the Guarantors and the Trustee may amend or supplement this Indenture and the Notes and the Subsidiary Guarantees with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any) voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, on, or interest on, the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes or the Subsidiary Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional Notes, if any) voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes). Section 2.08 hereof shall determine which Notes are considered to be “outstanding” for purposes of this Section 9.02. However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

(a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

(b) reduce the principal of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption or repurchase of the Notes (other than the minimum required notice period set forth in Section 3.03 or provisions relating to Section 4.09);

(c) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

(d) waive a Default or Event of Default in the payment of principal of, or interest or premium, if any, on, the Notes (except a rescission of acceleration of the Notes by the Holders of a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

(e) make any Note payable in money other than that stated in the Notes;

(f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of the Notes to receive payments of principal of, or interest or premium, if any, on, the Notes (other than as permitted in clause (g) below);

(g) waive a redemption or repurchase payment with respect to any Note (other than a payment required by Section 4.09);

(h) release any Guarantor from any of its obligations under its Subsidiary Guarantee or this Indenture, except in accordance with the terms of Section 10.04);

(i) make any change in the preceding amendment, supplement and waiver provisions.

Upon the request of the Issuers accompanied by a resolution of their respective Boards of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of the Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee will join with the Issuers and the Guarantors in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but will not be obligated to, enter into such amended or supplemental indenture.

It is not necessary for the consent of the Holders of the Notes under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it is sufficient if such consent approves the substance thereof.

A consent to any amendment, supplement or waiver under this Indenture by any Holder given in connection with a purchase, tender or exchange of such Holder’s Notes shall not be rendered invalid by such purchase, tender or exchange.

After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company will send to the Holders of the Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

Section 9.03 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.04 Revocation and Effect of Consents.

Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05 Notation on or Exchange of Notes.

The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

Failure to make the appropriate notation or issue a new Note will not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06 Trustee to Sign Amendments, etc.

The Trustee will sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. In executing any amended or supplemental indenture, the Trustee will be entitled to receive and (subject to Section 7.01 hereof) will be fully protected in relying upon, in addition to the documents required by Section 12.04 hereof, an Officers’ Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

ARTICLE 10

NOTE GUARANTEES

Section 10.01 Guarantee.

(a) Subject to this Article 10, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Issuers hereunder or thereunder, that:

(1) the principal of, premium, if any, on, and interest on, the Notes will be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, on, and interest on, the Notes, if lawful, and all other obligations of the Issuers to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(2) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against an Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of an Issuer, any right to require a proceeding first against either Issuer, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

(c) If any Holder or the Trustee is required by any court or otherwise to return to an Issuer, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either Issuer or any of the Guarantors, any amount paid by any of them to the Trustee or such Holder, each Subsidiary Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

(d) Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Article 10, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Section 10.01. Each of the Guarantors will have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Article 10.

Section 10.02 Limitation on Guarantor Liability.

Each Guarantor and, by its acceptance of Notes, each Holder hereby confirm that it is the intention of all such parties that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 10, result in the obligations of such Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

Section 10.03 Execution and Delivery of Notation of Subsidiary Guarantee.

To evidence its Subsidiary Guarantee set forth in Section 10.01 hereof, each Guarantor hereby agrees that, at each time of authentication of a Note under this Indenture, a notation of such Subsidiary Guarantee substantially in the form attached as Exhibit E hereto will be endorsed by an Officer of such Guarantor on such Note authenticated and delivered by the Trustee and that this Indenture, or a supplement thereto, will be executed on behalf of such Guarantor by one of its Officers.

Each Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 10.01 hereof will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

If an Officer whose signature is on the notation of its Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which such notation of its Subsidiary Guarantee is endorsed, the Subsidiary Guarantee will be valid nevertheless.

The delivery of any Note by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Guarantors.

Section 10.04 Releases.

The Subsidiary Guarantee of a Guarantor, together with all of its other obligations hereunder, shall be released:

(a) in connection with any sale or other disposition of all or substantially all of the properties or assets of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) the Company or a Subsidiary of the Company;

(b) in connection with any sale or other disposition of Capital Stock of that Guarantor to a Person that is not (either before or after giving effect to such transaction) the Company or a Subsidiary of the Company, if the Guarantor ceases to be a Subsidiary of the Company as a result of the sale or other disposition;

(c) upon Legal Defeasance or Covenant Defeasance in accordance with Article 8 hereof or satisfaction and discharge of this Indenture in accordance with Article 11 hereof;

(d) upon the liquidation or dissolution of such Guarantor; or

(e) at such time as such Guarantor does not guarantee any Indebtedness of the Issuers under a Credit Facility other than the Notes and the Existing Notes.

Any Guarantor not released from its obligations under its Subsidiary Guarantee as provided in this Section 10.04 will remain liable for the full amount of principal of, premium, if any, on, and interest on, the Notes and for the other obligations of such Guarantor under this Indenture as provided in this Article 10.

ARTICLE 11

SATISFACTION AND DISCHARGE

Section 11.01 Satisfaction and Discharge.

This Indenture will be satisfied and discharged and will cease to be of further effect as to all Notes issued hereunder (except as to surviving rights of registration of transfer or exchange of the Notes and as otherwise specified in this Article 11), when:

(a) either:

(1) all Notes that have been authenticated, except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has been deposited in trust and thereafter repaid to the Issuers, have been delivered to the Trustee for cancellation; or

(2) all Notes that have not been delivered to the Trustee for cancellation have become due and payable or will become due and payable within one year by reason of the giving of a notice of redemption or otherwise and the Issuers or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Notes not delivered to the Trustee for cancellation for principal, premium, if any, and interest to the date of fixed maturity or redemption (provided that if such redemption is made as provided Section 3.07(b), (x) the amount of cash in U.S. dollars, non-callable Government Securities, or a combination thereof, that must be irrevocably deposited will be determined using an assumed Make Whole Premium calculated as of the date of such deposit and (y) the depositor must irrevocably deposit or cause to be deposited additional money in trust on the redemption date as necessary to pay the Make Whole Premium as determined by such date);

(b) the Issuers or any Guarantor has paid or caused to be paid all other sums payable by the Issuers under this Indenture; and

(c) the Issuers have delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at fixed maturity or on the redemption date, as the case may be.

In addition, the Issuers must deliver an Officers’ Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

Notwithstanding the satisfaction and discharge of this Indenture, if money has been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section 11.01, the provisions of Sections 11.02 and 8.06 hereof will survive. In addition, nothing in this Section 11.01 will be deemed to discharge those provisions of Section 7.07 hereof, that, by their terms, survive the satisfaction and discharge of this Indenture.

Section 11.02 Application of Trust Money.

Subject to the provisions of Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 11.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Notes of the principal, premium, if any, or interest for whose payment such funds have been deposited with the Trustee; but such funds need not be segregated from other funds except to the extent required by law.

If the Trustee or Paying Agent is unable to apply any money or Government Securities (including the proceeds thereof) in accordance with Section 11.01 hereof by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers’ and each Guarantor’s obligations under this Indenture and the Notes and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 hereof until such time as the Trustee or Paying Agent is permitted to apply such funds in accordance with Section 11.01; provided, however, that if the Issuers have made any payment of principal of, premium, if any, on, or interest on, any Notes following the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the funds held by the Trustee or Paying Agent.

ARTICLE 12

MISCELLANEOUS

Section 12.01 Trust Indenture Act.

This Indenture will not be qualified under the TIA nor subject to the terms of the TIA, except those provisions of the TIA that are made part of this Indenture by express reference thereto, and without limiting the generality of the foregoing, TIA §316(b) shall have no application to this Indenture.

Section 12.02 Notices.

Any notice or communication by an Issuer, any Guarantor or the Trustee to the others is duly given if in writing in the English language and delivered in Person or by first class mail (registered or certified, return receipt requested), electronic image scan, facsimile transmission or overnight air courier guaranteeing next day delivery, to the others’ address:

If to any of the Issuers and the Guarantors:

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

Facsimile No.: (913) 928-6041

Attention: General Counsel and Treasurer

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Boulevard

Suite 1500

Austin, Texas 78701

Facsimile No.: (512) 322-8362

Attention: Mollie Duckworth

If to the Trustee:

U.S. Bank National Association

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Facsimile No.: 713-212-3718

Attention: Corporate Trust Services

The Issuers, any Guarantor or the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

All notices and communications (other than those sent to Holders) will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by electronic image scan or facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Any notice or communication to a Holder will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar, except that all notices and communications to the Depositary as a Holder shall be given in the manner it prescribes, notwithstanding anything to the contrary indicated herein. Failure to send a notice or communication to a Holder or any defect in it will not affect its sufficiency with respect to other Holders.

If a notice or communication is given in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

If an Issuer sends a notice or communication to Holders, it will send a copy to the Trustee and each Agent at the same time.

Section 12.03 [Reserved].

Section 12.04 Certificate and Opinion as to Conditions Precedent.

Upon any request or application by an Issuer to the Trustee to take any action under this Indenture, such Issuer shall furnish to the Trustee:

(a) an Officers’ Certificate in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

(b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 12.05 Statements Required in Certificate or Opinion.

Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Section 4.04(a)) must include:

(a) a statement that the person making such certificate or opinion has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied.

Section 12.06 Rules by Trustee and Agents.

The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07 No Personal Liability of Directors, Officers, Employees and Partners.

None of the General Partner or any director, officer, partner, employee, incorporator, manager, limited partner, or other owner of Capital Stock of the General Partner, the Issuers or any Guarantor, as such, will have any liability for any obligations of the Issuers or any Guarantor under the Notes, this Indenture or the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 12.08 Governing Law.

THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES.

Section 12.09 No Adverse Interpretation of Other Agreements.

This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.10 Successors.

All agreements of the Issuers in this Indenture and the Notes will bind their respective successors. All agreements of the Trustee in this Indenture will bind its successors. All agreements of each Guarantor in this Indenture will bind its successors.

Section 12.11 Severability.

In case any provision in this Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 12.12 Counterpart Originals.

The parties may sign any number of copies of this Indenture, and each party hereto may sign any number of separate copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 12.13 Table of Contents, Headings, etc.

The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 12.14 Payment Date Other Than a Business Day.

If any payment with respect to any principal of, premium, if any, on, or interest on any Note (including any payment to be made on any date fixed for redemption or purchase of any Note) is due on a day which is not a Business Day, then the payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on such date, and no interest will accrue for the intervening period.

Section 12.15 Evidence of Action by Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given, made or taken by the Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing, and may be given, made or taken in connection with a purchase of, or tender offer or exchange offer for, outstanding Notes; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuers if made in the manner provided in this Section 12.15.

Without limiting the generality of this Section 12.15, unless otherwise provided in or pursuant to this Indenture, (i) a Holder, including a Depositary or its nominee that is a Holder of a Global Note, may give, make or take, by an agent or agents duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other act provided in or pursuant to this Indenture to be given, made or taken by the Holders, and a Depositary or its nominee that is a Holder of a Global Note may duly appoint in writing as its agent or agents members of, or participants in, such Depositary holding interests in such Global Note in the records of such Depositary; and (ii) with respect to any Global Note the Depositary for which is DTC, any consent or other action given, made or taken by an “agent member” of DTC by electronic means in accordance with the Automated Tender Offer Procedures system or other customary procedures of, and pursuant to authorization by, DTC shall be deemed to constitute the “act” of the Holder of such Global Note, and such act shall be deemed to have been delivered to the Partnership and the Trustee upon the delivery by DTC of an “agent’s message” or other notice of such consent or other action having been so given, made or taken in accordance with the customary procedures of DTC.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such witness, notary or officer the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) Notwithstanding anything to the contrary contained in this Section 12.15 or elsewhere in this Indenture, the principal amount and serial numbers of Notes held by any Holder, and the date of holding the same, shall be proved by the register of the Notes maintained by the Registrar as provided in Section 2.03.

(d) If the Issuers shall solicit from the Holders of the Notes any request, demand, authorization, direction, notice, consent, waiver or other act, the Issuers may, at their option, by or pursuant to a resolution of each of their Board of Directors, fix in advance a record date for the determination of the Holders entitled to give, make or take such request, demand, authorization, direction, notice, consent, waiver or other act, but the Issuers shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of the Holders generally in connection therewith or the date of the most recent list of the Holders forwarded to the Trustee prior to such solicitation pursuant to Section 2.05 and not later than the date such solicitation is completed. If such a record date is fixed, then notwithstanding the second sentence of Section 9.04, any instrument embodying and evidencing such request, demand, authorization, direction, notice, consent, waiver or other act may be executed before or after such record date, but only the Holders of record at the close of business on such record date (whether or not such Persons were Holders before, or continue to be Holders after, such record date) shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the then outstanding Notes have given, made or taken such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the then outstanding Notes shall be computed as of such record date; provided that no such act by the Holders of record on any record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after such record date.

(e) Subject to Section 9.04, any request, demand, authorization, direction, notice, consent, waiver or other act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Note.

(f) Without limiting the foregoing, a Holder entitled hereunder to give, make or take any action hereunder with regard to any particular Note may do so itself with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

(g) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

Section 12.16 U.S.A. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identities each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 12.17 Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

[Signatures on following pages]

SIGNATURES

TALLGRASS ENERGY PARTNERS, LP

By:	Tallgrass MLP GP, LLC,
its General Partner

By:	/s/ Gary D. Watkins
Gary D. Watkins
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

TALLGRASS ENERGY FINANCE CORP.

By:	/s/ Gary D. Watkins
Gary D. Watkins
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Indenture]

GUARANTORS:

TALLGRASS MLP OPERATIONS, LLC
TALLGRASS INTERSTATE GAS TRANSMISSION, LLC
TALLGRASS MIDSTREAM, LLC
TRAILBLAZER PIPELINE COMPANY LLC
TALLGRASS ENERGY INVESTMENTS, LLC
TALLGRASS PONY EXPRESS PIPELINE, LLC
TEP REX HOLDINGS, LLC
BNN SOUTH TEXAS, LLC
BNN WATER SOLUTIONS, LLC
BNN WESTERN, LLC
BNN REDTAIL, LLC
BNN RECYCLE, LLC
BNN GREAT PLAINS, LLC
ALPHA RECLAIM TECHNOLOGY, LLC
TALLGRASS NATGAS OPERATOR, LLC
TALLGRASS TERMINALS, LLC
TALLGRASS STERLING TERMINAL, LLC
STANCHION ENERGY, LLC
TALLGRASS MIDSTREAM GATHERING, LLC
BNN NORTH DAKOTA, LLC
TALLGRASS PRG HOLDINGS, LLC
TALLGRASS PRG OPERATOR, LLC
TALLGRASS COLORADO PIPELINE, INC.
SEAHORSE PIPELINE, LLC
TALLGRASS PLT OPERATOR, LLC

By:	/s/ Gary D. Watkins
Gary D. Watkins
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Alejandro Hoyos
Name:	Alejandro Hoyos
Title:	Vice President

[Signature Page to Indenture]

EXHIBIT A

[Face of Note]

CUSIP _____

6.000% Senior Notes due 2027

No. _____	$__________

TALLGRASS ENERGY PARTNERS, LP

TALLGRASS ENERGY FINANCE CORP.

promise to pay, jointly and severally, to _____________________ or registered assigns, the principal sum of _____________________ DOLLARS [or such greater or lesser amount as may be indicated on the attached Schedule of Exchanges of Interests in the Global Note]1 on March 1, 2027.

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

Dated: _____________________

TALLGRASS ENERGY PARTNERS, LP

By:	Tallgrass MLP GP, LLC, its General Partner

By:
Name:
Title:

TALLGRASS ENERGY FINANCE CORP.

By:
Name:
Title:

[1]	This phrase should be included only if the Notes is issued in global form.

This is one of the Notes referred to in the within-mentioned Indenture:

U.S. Bank National Association, as Trustee

By:
Authorized Signatory

Dated:

[BACK OF NOTE]

6.000% SENIOR NOTES DUE 2027

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST. Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), and Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), jointly and severally promise to pay or cause to be paid interest on the principal amount of this Note at 6.000% per annum from February 20, 2020 until maturity. The Issuers will pay interest semi-annually in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be September 1, 2020. The Issuers will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is equal to the interest rate on the Notes to the extent lawful; and they will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2) METHOD OF PAYMENT. The Issuers will pay interest on the Notes (except defaulted interest), if any, to the Persons who are registered Holders at the close of business on the February 15 and August 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of, premium, if any, on, and interest on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3) PAYING AGENT AND REGISTRAR. Initially, U.S. Bank National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change the Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

(4) INDENTURE. The Issuers issued the Notes under an Indenture dated as of February 20, 2020 (the “Indenture”) among the Issuers, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Issuers. The Indenture does not limit the aggregate principal amount of Notes that may be issued thereunder.

(5) OPTIONAL REDEMPTION.

(a) At any time prior to March 1, 2023, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture, upon notice as provided in the Indenture, at a redemption price of 106.000% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date), in an amount not greater than the net cash proceeds of one or more Equity Offerings, provided that:

(A) at least 65% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture (excluding Notes held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(B) the redemption occurs within 180 days after the date of the closing of each such Equity Offering.

(b) Prior to March 1, 2023, the Issuers may on any one or more occasions redeem all or a part of the Notes, upon notice as provided in the Indenture, at a redemption price equal to the sum of the principal amount of the Notes redeemed, plus the Make Whole Premium at, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date.

(c) The Issuers may redeem the Notes when permitted by, and pursuant to the conditions in, Section 4.09(h) of the Indenture.

(d) On or after March 1, 2023, the Issuers may on any one or more occasions redeem all or a part of the Notes, upon notice as provided in the Indenture, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes to be redeemed to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on March 1 of the years indicated below:

Year	Percentage
2023	103.000%
2024	101.500%
2025 and thereafter	100.000%

(e) Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6) MANDATORY REDEMPTION. Except as set forth in Section 4.09 of the Indenture, the Issuers are not required to make mandatory redemption or sinking fund payments with respect to the Notes or to repurchase the Notes at the option of the Holders.

(7) REPURCHASE AT THE OPTION OF HOLDER. If there is a Change of Control Triggering Event, except as provided in Section 4.09 of the Indenture, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Notes at a purchase price in cash equal to 101% (or, at the Company’s election, a higher percentage) of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase, subject to the rights of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Change of Control Settlement Date. Within 30 days following any Change of Control Triggering Event, the Company will send a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

(8) NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Issuers will mail or cause to be mailed, by first class mail (or send or cause to be sent electronically if DTC is the recipient), a notice of redemption to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be given more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of the Indenture pursuant to Article 8 or 11 thereof. Notices of redemption may be subject to one or more conditions precedent. Notes and portions of Notes selected will be in amounts of $2,000 or whole multiples of $1,000 in excess thereof; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder shall be redeemed.

(9) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any transfer taxes or similar governmental charges permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

[Following the termination of the 40-day distribution compliance period, the Regulation S Temporary Global Note Legend on the face of this Regulation S Temporary Global Note shall be deemed removed, following which temporary beneficial interests in this Regulation S Temporary Global Note shall automatically become beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures.]2

(10) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as the owner of it for all purposes. Only registered Holders have rights under the Indenture.

(11) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions specified in the Indenture, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class, and any existing Default or Event of Default or compliance with any provision of the Indenture or the Notes or the Subsidiary Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes including Additional Notes, if any, voting as a single class. Without the consent of any Holder of Notes, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented: (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes; (iii) to provide for the assumption of an Issuer’s or a Guarantor’s obligations to Holders of the Notes and Subsidiary Guarantees by a successor to such Issuer or such Guarantor pursuant to the Indenture; (iv) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any Holder, provided that any change to conform the Indenture to the Offering Memorandum will be deemed not to adversely affect such legal rights; (v) to secure the Notes or the Subsidiary Guarantees pursuant to the requirements of Section 4.06 of the Indenture; (vi) to provide for the issuance of Additional Notes in accordance with Section 2.02 of the Indenture; (vii) to add any additional Guarantor or to evidence the release of any Guarantor from its Subsidiary Guarantee, in each case as provided in the Indenture; or (viii) to evidence or provide for the acceptance of appointment under the Indenture of a successor Trustee.

(12) DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in the payment when due (at Stated Maturity, upon redemption or otherwise) of the principal of, or premium, if any, on the Notes, (iii) failure by the Company to comply with its obligations to offer to repurchase Notes within the time periods set forth, or to consummate a purchase of Notes when required, under the provisions of

[2]	Include for Regulation S Temporary Global Note

Section 4.09 of the Indenture or failure by the Company to comply with its obligations under the provisions of Section 5.01 of the Indenture; (iv) failure by the Company for 180 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with the provisions of Section 4.03 of the Indenture; (v) failure by the Company for 60 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to comply with any of its other agreements in the Indenture; (vi) default under certain other agreements relating to Indebtedness of the Company or any of its Subsidiaries which default is a Payment Default or results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100.0 million or more; (vii) failure by the Company or any of its Subsidiaries to pay certain final non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $100.0 million (to the extent not covered by insurance by a reputable and creditworthy insurer as to which the insurer has not disclaimed coverage), which judgments are not paid, discharged or stayed, for a period of 60 days; (viii) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary; and (ix) except as permitted by the Indenture, any Subsidiary Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under its Subsidiary Guarantee. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, any Subsidiary of the Company that is a Significant Subsidiary or any group of Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately by notice in writing to the Company, and, in the case of a notice by such Holders, also to the Trustee specifying the respective Event of Default and that it is a notice of acceleration. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interests. The Holders of a majority in principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration, under the circumstances set forth in Article 6 of the Indenture, or waive any existing Default or Event of Default and its consequences hereunder except a continuing Default or Event of Default in the payment of principal of, or interest or premium, if any, on, the Notes. The Issuers are required to deliver to the Trustee annually an Officers’ Certificate regarding compliance with the Indenture, and the Issuers are required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a written statement specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

(13) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

(14) NO RECOURSE AGAINST OTHERS. None of the General Partner or any director, officer, partner, employee, incorporator, manager or unitholder or other owner of Capital Stock of the General Partner, the Issuers or any Guarantor, as such, will have any liability for any obligations of the Issuers or any Guarantor under the Notes, the Indenture or the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(15) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(18) GOVERNING LAW. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

Facsimile No.: (913) 928-6041

Attention: General Counsel and Treasurer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.09 of the Indenture, check the box below:

☐ Section 4.09

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.09 of the Indenture, state the amount you elect to have purchased:

$__________________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE 3

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

[3]	This schedule should be included only if the Note is issued in global form.

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

Tallgrass Energy Partners, LP

Tallgrass Energy Finance Corp.

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

U.S. Bank National Association

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Re:	6.000% Senior Notes due 2027

Reference is hereby made to the Indenture, dated as of February 20, 2020 (the “Indenture”), among Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the Guarantors party thereto and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

_____________________ (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the “Transfer”), to __________________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies to the Issuers and the Trustee that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Restricted Definitive Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Restricted Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

3. ☐ Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Note or a Restricted Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

OR

(b) ☐ such Transfer is being effected to the Company or a subsidiary thereof;

OR

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

OR

(d) ☐ such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Restricted Definitive Notes and in the Indenture and the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (A) OR (B)]

(a)	☐	a beneficial interest in the:

	(i)	144A Global Note (CUSIP 87470LAG6), or

	(ii)	Regulation S Global Note (CUSIP U8302LAG3), or

	(iii)	IAI Global Note (CUSIP ); or

(b)	☐	a Restricted Definitive Note.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	☐	a beneficial interest in the:

	(i)	☐	144A Global Note (CUSIP 87470LAG6), or

	(ii)	☐	Regulation S Global Note (CUSIP U8302LAG3), or

	(iii)	☐	IAI Global Note (CUSIP __________); or

	(iv)	☐	Unrestricted Global Note (CUSIP __________); or

(b)	☐	a Restricted Definitive Note; or

(c)	☐	an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

Tallgrass Energy Partners, LP

Tallgrass Energy Finance Corp.

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

U.S. Bank National Association

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Re:	6.000% Senior Notes due 2027

(CUSIP [_____________])

Reference is hereby made to the Indenture, dated as of February 20, 2020 (the “Indenture”), among Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the Guarantors party thereto and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

_____________________________ (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $ ____________ in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies to the Issuers and the Trustee that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ☐ 144A Global Note, ☐ Regulation S Global Note, ☐ IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted

Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]
By:
Name:
Title:

Dated:

EXHIBIT D

FORM OF CERTIFICATE FROM

ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Tallgrass Energy Partners, LP

Tallgrass Energy Finance Corp.

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

U.S. Bank National Association

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Re: 6.000% Senior Notes due 2027

Reference is hereby made to the Indenture, dated as of February 20, 2020 (the “Indenture”), among Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), Tallgrass Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed purchase of $______________ aggregate principal amount of:

(a)	☐	a beneficial interest in a Global Note, or
(b)	☐	a Definitive Note, we confirm that

:

1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an

D-1

effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

4. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Accredited Investor]

By:
Name:
Title:

Dated:

D-2

EXHIBIT E

[FORM OF NOTATION OF SUBSIDIARY GUARANTEE]

For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of February 20, 2020 (the “Indenture”), among Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), (a) the due and punctual payment of the principal of, premium, if any, on, and interest on, the Notes, whether at Stated Maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of, premium, if any, on, and interest on, the Notes, if any, if lawful, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. The obligations of each of the Guarantors to the Holders and to the Trustee pursuant to its Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

[NAME OF GUARANTOR(S)]

By:
Name:
Title:

E-1

EXHIBIT F

[FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY SUBSEQUENT GUARANTORS]

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of ________________, 20____, among _____________________ (the “Guaranteeing Subsidiary”), a Subsidiary of Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Company”), the Company, Tallgrass Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”),

WITNESSETH:

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 20, 2020 providing for the issuance of 6.000% Senior Notes due 2027 (the “Notes”);

WHEREAS, Section 4.10 of the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally Guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Subsidiary Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary, the other Guarantors, the Issuers and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Subsidiary Guarantee and in the Indenture including but not limited to Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. None of the General Partner or any director, officer, partner, employee, incorporator, manager or unitholder or other owner of Capital Stock of the General Partner, the Issuers or any Guarantor, as such, will have any liability for any obligations of the Issuers or any Guarantor under the Notes, the Indenture or the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

F-1

4. NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary, the other Guarantors and the Issuers.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

TALLGRASS ENERGY PARTNERS, LP

By:	Tallgrass MLP GP, LLC, its General Partner

By:
Name:
Title:

TALLGRASS ENERGY FINANCE CORP.

By:
Name:
Title:

[EXISTING GUARANTORS]

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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